ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT C
THE COMMODORE MAJESTY®
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED ANNUITIES
PROSPECTUS DATED JULY 23, 2007
This prospectus describes individual flexible premium deferred annuity contracts (the “Contracts”). Annuity Investors Life Insurance Company®(the “Company”) is the issuer of the Contracts. The Contracts are available for tax-qualified and non-tax-qualified annuity purchases. The Contracts offer tax-deferred treatment of earnings, Annuity Benefits, and Death Benefits. The tax treatment of annuities is discussed in the Federal Tax Matters section of this prospectus.
The Contracts offer both variable and fixed investment options. The variable investment options under the Contracts are Subaccounts of Annuity Investors®Variable Account C (the “Separate Account”). The Contracts currently offer 51 Subaccounts. Each Subaccount invests in shares of a registered investment company or a portfolio of a registered investment company (each, a “Portfolio”). The Portfolios are listed below.

AIM Variable Insurance Funds	Janus Aspen Series
-AIM V.I. Capital Development Fund-Series II Shares	-Janus Aspen Series Balanced Portfolio-Service Shares
-AIM V.I. Core Equity Fund-Series I Shares	-Janus Aspen Series International Growth Portfolio-Service Shares
-AIM V.I. Financial Services Fund-Series I Shares	-Janus Aspen Series Large Cap Growth Portfolio-Service Shares
-AIM V.I. Global Health Care Fund -Series I Shares	-Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
-AIM V.I. Government Securities Fund-Series II Shares	-Janus Aspen Series INTECH Risk-Managed Core Portfolio-Service Shares
-AIM V.I. Mid Cap Core Equity Fund-Series II Shares
-AIM V.I. Small Cap Equity Fund-Series I Shares	Neuberger Berman Advisers Management Trust
-AIM V.I. Utilities Fund-Series II	-Neuberger Berman AMT Fasciano Portfolio-Class S
-Neuberger Berman AMT Guardian Portfolio-Class S
American Century Variable Portfolios
-American Century VP Large Company Value Fund-Class II	Oppenheimer Variable Account Funds
-American Century VP Mid Cap Value Fund-Class II	-Oppenheimer Balanced Fund/VA-Service Shares
-American Century VP Ultra ® Fund-Class II	-Oppenheimer Capital Appreciation Fund/VA-Service Shares
-American Century VP Vista SM Fund-Class I	-Oppenheimer Global Securities Fund/VA-Service Shares
-Oppenheimer Main Street Fund®/VA-Service Shares
Calamos®Advisors Trust	-Oppenheimer Main Street Small Cap Fund/VA-Service Shares
-Calamos Growth and Income Portfolio
PIMCO Variable Insurance Trust
Davis Variable Account Fund, Inc.	-PIMCO VIT High Yield Portfolio-Administrative Class
-Davis Value Portfolio	-PIMCO VIT Real Return Portfolio-Administrative Class
-PIMCO VIT Total Return Portfolio-Administrative Class
The Dreyfus Socially Responsible Growth Fund, Inc.-SS
Rydex Variable Trust
Dreyfus Stock Index Fund, Inc.-Service Shares	-Rydex VT Sector Rotation Fund

Dreyfus Investment Portfolios	Van Kampen-The Universal Institutional Funds, Inc.
-Dreyfus IP MidCap Stock Portfolio-Service Shares	-Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
-Dreyfus IP Technology Growth Portfolio-Initial Shares	-Van Kampen UIF Mid-Cap Growth Portfolio-Class I
-Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I
Dreyfus Variable Investment Funds	-Van Kampen UIF U.S. Real Estate Portfolio-Class I
-Dreyfus VIF Appreciation Portfolio-Service Shares	-Van Kampen UIF Value Portfolio-Class I
-Dreyfus VIF Money Market Portfolio
Wilshire Variable Insurance Trust
Financial Investors Variable Insurance Trust	-Wilshire 2010 Moderate Fund
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II	-Wilshire 2015 Moderate Fund
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II	-Wilshire 2025 Moderate Fund
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II	-Wilshire 2035 Moderate Fund
-Ibbotson Income /Growth ETF Asset Allocation Portfolio-Class II	-Wilshire 2045 Moderate Fund

Franklin Templeton Variable Insurance Products Trust
-Templeton Foreign Securities Fund-Class 2

The fixed investment options are provided through the Company’s Fixed Account. The Contracts currently offer 2 fixed investment options:
•	Fixed Accumulation Account
•	Three-Year Guaranteed Interest Rate Option
This prospectus includes information you should know before investing in the Contracts. This prospectus is not complete without the current prospectuses for the Portfolios. Please keep this prospectus and the Portfolio prospectuses for future reference.
A Statement of Additional Information (“SAI”), dated May 1, 2007 contains more information about the Separate Account and the Contracts. The Company filed the SAI with the Securities and Exchange Commission (“SEC”). It is part of this prospectus. For a free copy, complete and return the form on the last page of this prospectus, or call the Company at 1-800-789-6771. You may also access the SAI (as well as all other documents filed with the SEC with respect to the Contracts, the Separate Account or the Company) at the SEC’s web site: http://www.sec.gov. The registration number is 333-88302. The table of contents for the SAI is printed on the last page of this prospectus.
NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These securities may be sold by a bank or credit union, but are not financial institution products.
•	The Contracts are not FDIC or NCUSIF insured.
•	The Contracts are obligations of the Company and not of the bank or credit union.
•	The bank or credit union does not guarantee the Company’s obligations under the Contracts.
•	The Contracts involve investment risk and may lose value.
Right to Cancel
You may cancel a Contract within 20 days after you receive it. The right to cancel may be longer in some states. In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described more fully in the Right to Cancel section of this prospectus.
Riders
This contract offers two optional riders that provide guaranteed withdrawal benefits (the “Riders”)—the Guaranteed Living Withdrawal Benefit Rider and the Guaranteed Minimum Withdrawal Benefit Rider. The Riders may not available in all states and may not be available with Contracts issued before September 7, 2007. If your Contract was issued in connection with an employer plan, the availability of the Riders may be restricted. For additional information about the availability of the Riders, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, OH 45201-5423, 1-800-789-6771.
Overview
A brief overview of the Contracts is included on pages 7-8 of this prospectus.

TABLE OF CONTENTS

DEFINITIONS	1
EXPENSE TABLES	4
Contract Owner Transaction Expenses	4
Annual Contract Maintenance Fee	4
Separate Account Annual Expenses	4
Total Annual Portfolio Operating Expenses	5
Examples	6
FINANCIAL INFORMATION	7
Condensed Financial Information	7
Financial Statements	7
OVERVIEW	7
What is the Separate Account?	7
What Are the Contracts?	7
What Benefits Are Available under the Contract?	7
What Are the Risks Related to the Contract?	8
How Do I Purchase or Cancel a Contract?	8
Will Any Penalties or Charges Apply If I Make Withdrawals or Surrender a Contract?	8
What Other Charges and Deductions Apply to the Contract?	8
How Do I Contact the Company?	8
THE PORTFOLIOS	9
Portfolios	9
Additions or Substitutions of Portfolios	12
CHARGES AND DEDUCTIONS	13
Charges and Deductions By the Company	13
Contingent Deferred Sales Charge (“CDSC”)	13
Contract Maintenance Fee	14
Transfer Fee	14
Administration Charge	14
Mortality and Expense Risk Charge	15
Guaranteed Living Withdrawal Benefit Rider Charge	15
Guaranteed Minimum Withdrawal Benefit Rider Charge	15
Premium Taxes	15
Discretionary Waivers of Charges	15
Expenses of the Portfolios	16
PURCHASE PAYMENTS AND ALLOCATION TO INVESTMENT OPTIONS	17
Purchase Payments	17
Allocations to Investment Options	18
Renewal of Fixed Account Guaranteed Interest Rate Options	19
TRANSFERS	19
Transfers	19
Automatic Transfer Programs	20
How to Request a Transfer	21
Change in or Termination of Automatic Transfer Programs	21
Transfer Restrictions Related to Active Trading Strategies	21
WITHDRAWALS AND SURRENDERS	22
Free Withdrawal Privilege	22
Long-Term Care Waiver Rider	23
Systematic Withdrawal	23
GUARANTEED LIFETIME WITHDRAWAL BENEFIT	24
Guaranteed Lifetime Withdrawal Benefit	24
Introduction	24
Rider Charge	25
Designated Subaccounts	25
Impact of the Rider on the Contract	25
Benefit Base Amount Before the Benefit Start Date	25

Rollup Base Amount	25
Reset Base Amount	26
Examples of Benefit Base Amount Calculation	26
Lifetime Withdrawals	27
Example of Impact of Excess Withdrawal on Benefits	28
Impact of Rider Benefit Payments and Charges	28
Reset Opportunities	29
Spousal Benefit	29
Impact on Outstanding Loans	30
Termination of the Rider	30
Declining the Rider	30
Additional Information about Written Requests	30
GUARANTEED MINIMUM WITHDRAWAL BENEFIT	31
Guaranteed Minimum Withdrawal Benefit	31
Introduction	31
Rider Charge	32
Designated Subaccounts	32
Impact of the Rider on the Contract	32
Benefit Base Amount	32
Minimum Withdrawals	33
Duration of Benefits	33
Example of Impact of Excess Withdrawal on Benefits	34
Impact of Rider Benefit Payments and Charges	34
Reset Opportunities	35
Impact on Outstanding Loans	35
Termination of the Rider	35
Declining the Rider	36
Additional Information about Written Requests	36
CONTRACT LOANS	36
TERMINATION	36
OTHER INFORMATION AND NOTICES	37
Reports and Confirmations	37
Householding	37
Electronic Delivery of Required Documents	37
Voting of Portfolio Shares	37
ANNUITY BENEFIT	38
DEATH BENEFIT	39
Death Benefit	39
Death Benefit Amount	39
Example of Determination of Death Benefit Amount	40
Step Up in Value for Successor Owner	40
Payment of Benefits	40
SETTLEMENT OPTIONS	41
Settlement Options	41
Considerations in Selecting a Settlement Option and Payment Forms	42
THE CONTRACTS	43
Right to Cancel	43
Ownership Provisions	43
ANNUITY INVESTORS LIFE INSURANCE COMPANY®	45
THE SEPARATE ACCOUNT	45
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS	46
FEDERAL TAX MATTERS	47
Tax Deferral on Annuities	47
Tax-Qualified Retirement Plans	47
Individual Retirement Annuities	47
Roth IRAs	48
Tax-Sheltered Annuities	48

Texas Optional Retirement Program	48
Pension, Profit–Sharing, and 401(k) Plans	48
Roth TSAs and Roth 401(k)s	48
Governmental Deferred Compensation Plans	48
Nonqualified Deferred Compensation Plans	48
Summary of Income Tax Rules	49
Required Minimum Distributions	50
CALCULATION OF BENEFIT PAYMENTS	51
Fixed Dollar Payments	51
Variable Dollar Payments	51
Commuted Values	51
GLOSSARY OF FINANCIAL TERMS	52
Account Value	52
Accumulation Units	52
PERFORMANCE INFORMATION	54
Performance Information	54
Yield Data	54
Total Return Data	54
Other Performance Measures	54
THE REGISTRATION STATEMENT	55
STATEMENT OF ADDITIONAL INFORMATION	56
APPENDIX A: CONDENSED FINANCIAL INFORMATION	57
APPENDIX B: PORTFOLIOS	62
AIM Variable Insurance Funds	62
American Century Variable Portfolios	64
Calamos® Advisors Trust	64
Davis Variable Account Fund, Inc.	65
Dreyfus Portfolios	65
Financial Investors Variable Insurance Trust	66
Franklin Templeton Variable Insurance Products Trust	66
Janus Aspen Series	67
Neuberger Berman Advisers Management Trust	68
Oppenheimer Variable Account Funds	69
PIMCO Variable Insurance Trust	69
Rydex Variable Trust Funds	70
Van Kampen-The Universal Institutional Funds, Inc.	70
Wilshire Variable Insurance Trust	71
APPENDIX C: TRANSFER RESTRICTIONS	73
Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers	73
U.S. Mail Restrictions on Persons Engaged in Harmful Trading Practices	73
U.S. Mail Restrictions on Managers of Multiple Contracts	74
Other Restrictions	74

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DEFINITIONS
The capitalized terms defined on this page will have the meanings given to them when used in this prospectus. Other terms which may have a specific meaning under the Contracts, but which are not defined on this page, will be explained in the sections of this prospectus where they are primarily used.
Account Value
The aggregate value of your interest in all of the Subaccounts and the Fixed Account options at the end of any Valuation Period.
Accumulation Period
The period during which purchase payments and accumulated earnings are invested according to the investment options elected. The Accumulation Period ends when a Contract is annuitized or surrendered, or on the Death Benefit Valuation Date.
Accumulation Unit
A unit of measure used to calculate the value of a Subaccount before the Commencement Date. The value of an Accumulation Unit is referred to as the “Accumulation Unit Value.” See Glossary of Financial Terms of this prospectus for an explanation of how Accumulation Unit Values are calculated.
Annuitant
The natural person on whose life Annuity Benefit payments are based. More information about the Annuitant is included in the Contract section of the prospectus.
Annuity Benefit
The payments that may be made under the Annuity Benefit section of the Contract.
Beneficiary
The person entitled to receive any Death Benefit under this Contract. More information about the Beneficiary is included in the Contract section of the prospectus.
Benefit Payment Period
The period during which either annuity benefit or death benefit payments are paid under a settlement option. The Benefit Payment Period begins on the first day of the first payment interval in which a benefit payment will be paid.
Benefit Unit
A share of a Subaccount that is used to determine the amount of each variable dollar payment during the Benefit Payment Period.
Benefit Unit Value
The value of a Benefit Unit at the end of a Valuation Period. See the Calculation of Benefit Payments and the Glossary of Financial Terms section of this prospectus for an explanation of how Benefit Unit Values are calculated.
Company
Annuity Investors Life Insurance Company®
➢	The words “we”, “us” and “our” in this prospectus also refer to Annuity Investors Life Insurance Company®.

Commencement Date
The Annuity Commencement Date if an Annuity Benefit is payable or the Death Benefit Commencement Date if a Death Benefit is payable.
•	The Annuity Commencement Date is the first day of the first payment interval for which an Annuity Benefit payment is to be made. For tax-qualified forms, the Annuity Commencement Date generally must be no later than the Contract anniversary following the Owner’s 70th birthday. For non-tax-qualified forms, the Annuity Commencement Date is generally the Owner’s 85th birthday, or five years after the Contract’s effective date, if later. The Annuity Commencement Date is shown on the Contract specification page.
•	The Death Benefit Commencement Date is (1) the first day of the first payment interval for a Death Benefit that is paid as a periodic payment or (2) the date of payment for a Death Benefit that is paid in lump sum.
Contract
An individual contract described in this prospectus.
Contract Anniversary
The date in each year that is the annual anniversary of the Contract effective date. The Contract effective date is the date on which the Contract is issued. The Contract effective date is set out on the Contract specifications page.
Contract Year
Each 12 month period that begins on the Contract effective date or on a Contract Anniversary.
Death Benefit
The payments that may be made under the Death Benefit section of the Contract.
Death Benefit Valuation Date
The date the death benefit is valued. It is the date that the Company receives both proof of the death of the Owner and instructions as to how the death benefit will be paid. If instructions are not received within one year of the date of death, the Death Benefit Valuation Date will be one year after the date of death.
Net Asset Value
The amount computed by a Portfolio as the price at which the Portfolio’s shares are purchased and redeemed. It is computed no less frequently than each Valuation Period.
Net Investment Factor
The factor that represents the percentage change in the Accumulation Unit Values and Benefit Unit Values from one Valuation Period to the next. See the Glossary of Financial Terms of this prospectus for an explanation of how the Net Investment Factor is calculated.
Fixed Account
The Fixed Account is part of the Company’s general account. The Fixed Account options are listed in the “Allocations to Investment Options” section of this prospectus.
Owner
For purposes of this prospectus, references to Owner mean the owner of an individual annuity contract.
➢	The words “you” and “your” in this prospectus also refer to the Owner as defined above.
Portfolio
A registered investment company or a portfolio of a registered investment company in which the corresponding Subaccount invests. The Portfolios are listed on the cover page of this prospectus.
Purchase Payments
An amount paid to us for this Contract, less any fee charged by the person remitting payments and the deduction of applicable premium or other taxes.

Separate Account
Annuity Investors Variable Account C, which is an account that was established and is maintained by the Company.
SEC
Securities and Exchange Commission
Subaccount
A subdivision of the Separate Account. Each Subaccount invests in the shares of the corresponding Portfolio listed on the cover page of this Prospectus.
Tax Qualified Contract
A contract that is intended to qualify for special tax treatment for retirement savings. The Contract specifications page indicates whether this Contract is a Tax-Qualified Contract.
Valuation Date
A day on which the New York Stock Exchange is open for business.
Valuation Period
The period starting at the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of trading on the next succeeding Valuation Date.
Written Request
Information provided to us or a request made to us that is:
•	complete and satisfactory to us and
•	on our form or in a manner satisfactory to us and
•	received by us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423.

EXPENSE TABLES
These tables describe the fees and expenses that you will pay when you buy, hold or withdraw amounts from the Contract.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw amounts from the Contract, surrender the Contract, transfer cash value between investment options or borrow money under the Contract. Premium taxes may also be deducted.
Contract Owner Transaction Expenses

	Current	Maximum
Contingent Deferred Sales Charge (as a percentage of purchase payments only)	7.00%	7.00%
Transfer Fee
* This fee currently applies to transfers in excess of 12 in any contract year.	$25 *	$30
Annual Automatic Program Transfer Fee	None	$30
Annual Systematic Withdrawal Fee	None	$30

Current Loan Interest Spread**	3.00%

**	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to that portion of the Contract used to secure the loan.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.
Annual Contract Maintenance Fee

Annual Contract Maintenance Fee.	$30
Separate Account Annual Expenses
Separate Account annual expenses are shown as a percentage of the average value of the Owner’s interest in the Subaccounts.

Mortality and Expense Risk Charge	1.50%
Administration Charge	0.15%

Total Separate Account Annual Expenses	1.65%

	Current	Maximum
Guaranteed Lifetime Withdrawal Benefit Rider Charge	0.55%	1.20%
Guaranteed Lifetime Withdrawal Benefit Rider with Spousal Continuation Charge	0.70%	1.20%
Guaranteed Minimum Withdrawal Benefit Rider Charge	0.40%	1.00%
Rider charges are assessed only if you activate the Rider. Rider charges are assessed against the Benefit Base Amount determined under the Rider. The Benefit Base Amount starts with the Account Value of the Contract on the date that the Rider is activated. However, after activation, the Benefit Base Amount will not reflect income, gains, or losses in your Account Value unless you elect to reset the Benefit Base Amount. After a Rider is activated, withdrawals from the Contract other than to pay Rider charges or Rider Benefits will reduce the Benefit Base Amount by the same percentage as the percentage reduction in the Account Value. See the Guaranteed Living Withdrawal Benefit and Guaranteed Minimum Withdrawal Benefit sections of this prospectus.

The next table shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. Portfolio operating expenses are deducted from Portfolio assets and include management fees, distribution and service (12b-1) fees, and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus of that Portfolio.
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and service (12b-1) fees acquired fund fees, and other expenses)

	Minimum	Maximum
Before any fee reduction or expense reimbursement	0.52%	10.73%
After contractual fee reductions and/or expense reimbursements	0.52%	1.67%

*	Contractual fee reductions and/or expense reimbursements related to a Portfolio will continue for a period that ends on a specific date. The shortest period will end on September 30, 2007 and the longest period will end on April 30, 2009.
The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2006, except as noted below. Actual expenses of a Portfolio in future years may be higher or lower.
The Portfolios in the Financial Investors Variable Insurance Trust and the Wilshire Variable Insurance Trust are structured as “fund of funds” and invest in other investment companies (“Acquired Funds”). As a result, each Ibbotson portfolio and each Wilshire portfolio will likely incur higher expenses than fund that invest directly in securities.
The maximum expenses shown in the table are the expenses of the Wilshire 2045 Moderate Fund (the “Wilshire 2045 Fund”). The expenses shown in the table for the 2045 Wilshire Fund include fees and expenses of its Acquired Funds. The 2045 Wilshire Fund’s expenses before any reduction or reimbursement reflect the small asset base of the 2045 Wilshire Fund, which commenced operations on May 1, 2006. The Wilshire 2045 Fund’s expenses after reductions and/or reimbursements reflect that (1) its adviser has contractually agreed to waive management fees and/or reimburse expenses through April 30, 2008, so that the Wilshire 2045 Fund’s expenses, excluding the fees and expenses of its Acquired Funds will not exceed 0.50% and (2) two components (other expenses and expense reimbursements) of the 2045 Wilshire Fund’s total expenses were calculated as of April 10, 2007 to reflect asset growth in the Wilshire 2045 Fund since December 31, 2006.

Examples
Example 1: Contract with Optional Benefit Rider and Maximum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•	You activate the Guaranteed Lifetime Withdrawal Benefit with Spousal Continuation when you purchase your Contract and the maximum rider charge of 1.20% is incurred.
•	The annual contract maintenance fee of $30 and Separate Account annual expenses of 1.65% are incurred.
•	The maximum Portfolio expenses before reimbursement (10.73%) or after reimbursement (1.67%) are incurred.
•	Table #1 assumes that you surrender your Contract at the end of the indicated period and the applicable contingent deferred sales charge is incurred.
•	Table #2 assumes that you annuitize your Contract at the end of the indicated period or you keep your Contract and leave your money in your Contract for the entire period.
          (1) If you surrender your Contract at the end of the period:

	1 year	3 years	5 years	10 years
Before reimbursement	$2,013	$4,230	$6,239	$12,078
After reimbursement	$1,192	$1,951	$2,721	$6,204
          (2) If you annuitize your Contract at the end of the period or keep your Contract for the entire period:

	1 year	3 years	5 years	10 years
Before reimbursement	$1,313	$3,830	$6,239	$12,078
After reimbursement	$492	$1,551	$2,721	$6,204
Example 2: Contract with No Riders and Minimum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.
•	You do not activate either rider at any time during the indicated period.
•	The annual contract maintenance fee of $30 and Separate Account annual expenses of 1.65% are incurred.
•	The minimum Portfolio expenses (0.52%) are incurred.
•	Table #1 assumes that you surrender your Contract at the end of the indicated period and the applicable contingent deferred sales charge is incurred.
•	Table #2 assumes that you annuitize your Contract at the end of the indicated period or you keep your Contract and leave your money in your Contract for the entire period.
          (1) If you surrender your Contract at the end of the indicated period:

1 year	3 years	5 years	10 years
$954	$1,217	$1,462	$3,498
          (2) If you annuitize your Contract at the end of the period or keep your Contract for the entire period:

1 year	3 years	5 years	10 years
$254	$817	$1,462	$3,498

FINANCIAL INFORMATION
Condensed Financial Information
Condensed financial information for the Contracts is set forth in Appendix A to this prospectus. This information includes the following information for the standard Contracts and the enhanced Contracts:
•	year-end accumulation unit values for each Subaccount from December 31, 1997 to December 31, 2006 (or from the end of the year of inception to December 31, 2006)
•	number of accumulation units outstanding as of the end of each period.
Financial Statements
The financial statements and reports of the independent registered public accounting firm of the Company and of the Separate Account are included in the Statement of Additional Information.

OVERVIEW
What is the Separate Account?
The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940. The Separate Account is divided into Subaccounts. Each Subaccount is invested in one of the Portfolios listed on the cover page of this prospectus. If you choose a variable investment option, you are investing in the Subaccounts, not directly in the Portfolios.
What Are the Contracts?
The Contracts are individual deferred variable annuities, which are insurance products. The Contracts are sold with a fee structure that is described in the Expense Tables of this prospectus. The Contracts are available in both tax-qualified and non-tax-qualified forms, both of which are designed to be eligible for tax-deferred investment status. See the Federal Tax Matters section of this prospectus for more information about tax qualifications and taxation of annuities in general. During the Accumulation Period, the amounts you contribute can be allocated among any of the then available variable investment options and Fixed Account options. The variable investment options are the Subaccounts of the Separate Account, each of which is invested in a Portfolio. The Owner bears the risk of any investment gain or loss on amounts allocated to the Subaccounts. The Fixed Account options earn a rate of interest declared from time to time by the Company, which will be no less than the minimum permitted under the law of the state when and where the Contract is issued. The Company guarantees amounts invested in the Fixed Account options and the earnings thereon so long as those amounts remain in the Fixed Account.
During the Benefit Payment Period, payments can be allocated between variable dollar and fixed dollar options. If a variable dollar option is selected, Benefit Units can be allocated to any of the Subaccounts that are then available.
What Benefits Are Available under the Contract?

Annuity Benefit	When the Contract is annuitized, we promise to pay a stream of Annuity Benefit payments for the duration of the settlement option selected.

Death Benefit	A Death Benefit will be paid under the Contract if the Owner dies during the Accumulation Period. If you choose to activate that Guaranteed Lifetime Withdrawal Benefit, it will provide a lifetime withdrawal Benefit, up to a certain amount each Benefit Year.

Optional Guaranteed Withdrawal Benefits	If you choose to activate the Guaranteed Minimum Withdrawal Benefit, it will provide a minimum withdrawal Benefit, up to a certain amount each Benefit Year.

You cannot activate the Rider if in the future we are no longer issuing the Rider with any new annuity contracts and we prohibit further activations on a nondiscriminatory basis.

What Are the Risks Related to the Contract?
The variable investment options to which you allocate Purchase Payments may lose value, which would cause your Account Value to decrease. We may not be able to pay claims related to the annuity, death or guaranteed withdrawal benefits. A penalty tax may be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances.
How Do I Purchase or Cancel a Contract?
The requirements to purchase a Contract are explained in The Contracts section of this prospectus. You may purchase a Contract only through a licensed securities representative. You may cancel a Contract within ten days after you receive it (the right to cancel may be longer in some states). In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel is described in the Right to Cancel section of this prospectus.
Will Any Penalties or Charges Apply If I Make Withdrawals or Surrender a Contract?
A contingent deferred sales charge (“CDSC”) may apply to amounts withdrawn or surrendered depending on the timing and amount of the withdrawal or surrender. The maximum CDSC is 7% for each purchase payment. The CDSC percentage decreases to 0% after three years from the date of receipt of each purchase payment. Withdrawal and surrender procedures and the CDSC are described in the Surrender and Withdrawals section of this prospectus.
A penalty tax may also be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances of the withdrawal or surrender. Tax consequences of a withdrawal or a surrender are described in the Federal Tax Matters section of this prospectus. The right to withdraw or surrender may be restricted prior to age 59 1/2 if the Contract is issued with a tax sheltered annuity endorsement.
What Other Charges and Deductions Apply to the Contract?
Other than the CDSC, we will charge the fees and charges listed below unless we reduce or waive the fee or charge as discussed in the Charges and Deductions section of this prospectus: The mortality and expense risk charge may never be entirely waived.
•	a transfer fee for certain transfers among investment options;
•	an annual contract maintenance fee;
•	a mortality and expense risk charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts;
•	an administration charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts; and
•	premium taxes, if any.
In addition to charges and deductions under the Contracts, the Portfolios incur expenses that are passed through to Owners. Portfolio expenses for the fiscal year ended December 31, 2006 are described in the prospectuses and SAIs for the Portfolios.
How Do I Contact the Company?
Any questions or inquiries should be directed to our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, 1-800-789-6771. Please include the Contract number and your name. You may also contact us through our web site, www.gafri.com.

THE PORTFOLIOS
Portfolios
The Separate Account currently is divided into 51 Subaccounts. Each Subaccount invests in the corresponding Portfolio listed below. The current Portfolio prospectuses, which accompany this prospectus, contain additional information concerning the investment objectives and policies of each Portfolio, the investment advisory services and administrative services of each Portfolio and the charges of each Portfolio.
You should read the Portfolio prospectuses carefully before making any decision concerning the allocation of purchase payments to, or transfers among, the Subaccounts.
There is no assurance that the Portfolios will achieve their stated objectives. The SEC does not supervise the management or the investment practices and/or policies of any of the Portfolios.
All dividends and capital gains distributed by the Portfolios are reinvested by the Separate Account and reflected in Accumulation Unit Values. Portfolio dividends and net capital gains are not distributed to Owners.
The Portfolios are available only through insurance company separate accounts and certain qualified retirement plans. Though a Portfolio may have a name and/or investment objectives which are similar to those of a publicly available mutual fund, and/or may be managed by the same investment advisor that manages a publicly available mutual fund, the performance of the Portfolio is entirely independent of the performance of any publicly available mutual fund. Neither the Company nor the Portfolios make any representations or assurances that the investment performance of any Portfolio will be the same or similar to the investment performance of any publicly available mutual fund.

Portfolio	Adviser and Type of Fund
AIM Variable Insurance Funds

AIM V.I. Capital Development Fund	A I M Advisors, Inc.
Series II Shares	Mid cap growth

AIM V.I. Core Equity Fund	A I M Advisors, Inc.
Series I Shares	Large cap blend

AIM V.I. Financial Services Fund	A I M Advisors, Inc.
Series I Shares	Sector

AIM V.I. Global Health Care Fund	A I M Advisors, Inc.
Series I Shares	Sector

AIM V.I. Government Securities Fund	A I M Advisors, Inc.
Series II Shares	Equity fund

AIM V.I. Mid Cap Core Equity Fund	A I M Advisors, Inc.
Series II Shares	Mid cap growth

AIM V.I. Small Cap Growth Fund	A I M Advisors, Inc.
Series I Shares	Small cap growth

AIM V.I. Utilities Fund	A I M Advisors, Inc.
Series II Shares	Sector

American Century Variable Portfolios, Inc.

American Century VP Large Company Value Fund	American Century Investment Management, Inc.
Class II Shares	Large cap value

American Century VP Mid Cap Value Fund	American Century Investment Management, Inc.
Class II Shares	Mid cap value

American Century VP Ultra® Fund	American Century Investment Management, Inc.
Class II Shares	Large cap growth

American Century VP Vista SM Fund	American Century Investment Management, Inc.
Class I Shares	Mid cap growth

Portfolio	Adviser and Type of Fund
Calamos® Advisors Trust

Calamos Growth and Income Portfolio	Calamos Advisors LLC
Convertibles

Davis Variable Account Fund, Inc.

Davis Value Portfolio	Davis Selected Advisers, L.P.
Sub-Adviser—Davis Selected Advisers-NY, Inc.
Large cap blend

Dreyfus Portfolios

Dreyfus Investment Portfolios
Mid-Cap Stock Portfolio –	The Dreyfus Corporation
Service Shares	Mid cap blend

Dreyfus Investment Portfolios
Technology Growth Portfolio –	The Dreyfus Corporation
Initial Shares	Sector

The Dreyfus Socially Responsible
Growth Fund, Inc. –	The Dreyfus Corporation
Services Shares	Large cap growth

Dreyfus Stock Index Fund, Inc.	The Dreyfus Corporation
Service Shares	Index Manager – Mellon Equity Associates (an affiliate of Dreyfus)
Large cap blend

Dreyfus Variable Investment Fund	The Dreyfus Corporation
Appreciation Portfolio –	Sub-Adviser – Fayez Sarofim & Co.
Service Shares	Large cap blend

Dreyfus Variable Investment Fund	The Dreyfus Corporation
Money Market Portfolio	Money market

DWS Investments VIT Funds

DWS Small Cap Index VIP	Deutsche Asset Management, Inc.
Class A	Sub-Adviser—Northern Trust
Investments, N.A.
Small cap blend

Financial Investors Variable Insurance Trust

Ibbotson Balanced ETF Asset Allocation Portfolio	ALPS Advisers, Inc.
Sub-Adviser—Ibbotson Associates, Inc.
Asset allocation

Ibbotson Conservative ETF Asset Allocation Portfolio	ALPS Advisers, Inc.
Sub-Adviser—Ibbotson Associates, Inc.
Asset allocation

Ibbotson Growth ETF Asset Allocation Portfolio	ALPS Advisers, Inc.
Sub-Adviser—Ibbotson Associates, Inc.
Asset allocation

Ibbotson Income and Growth ETF Asset Allocation	ALPS Advisers, Inc.
Portfolio	Sub-Adviser—Ibbotson Associates, Inc.
Asset allocation

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund Class 2	Advisor—Templeton Investment Counsel, LLC
Sub-Advisor—Franklin Templeton
Investment Management Limited Foreign large cap value

Portfolio	Adviser and Type of Fund
Janus Aspen Series

Janus Aspen Series Balanced Portfolio	Janus Capital Management LLC
Service Shares	Balanced

Janus Aspen Series International Growth Portfolio	Janus Capital Management LLC
Service Shares	Foreign large cap growth

Janus Aspen Series Large Cap Growth Portfolio	Janus Capital Management LLC
Service Shares	Large cap growth

Janus Aspen Series Mid Cap Growth Portfolio	Janus Capital Management LLC
Service Shares	Mid cap growth

Janus Aspen Series INTECH Risk Managed Core Portfolio	Janus Capital Management LLC
Service Shares	Equity fund

Neuberger Berman Advisors Management Trust

Neuberger Berman AMT Fasciano Portfolio	Advisor—Neuberger Berman Management Inc.
Class S	Sub-Advisor—Neuberger Berman, LLC Equity fund

Neuberger Berman AMT Guardian Portfolio	Advisor—Neuberger Berman Management Inc.
Class S	Sub-Advisor—Neuberger Berman, LLC Equity fund

Oppenheimer Variable Account Funds

Oppenheimer Balanced Fund/VA	OppenheimerFunds
Service Shares	Balanced

Oppenheimer Capital Appreciation Fund/VA	OppenheimerFunds
Service Shares	Large cap growth

Oppenheimer Global Securities Fund/VA	OppenheimerFunds
Service Shares	Equity fund

Oppenheimer Main Street Fund®/VA	OppenheimerFunds
Service Shares	Large cap blend

Oppenheimer Main Street Small Cap Fund/VA	OppenheimerFunds
Service Shares	Small cap blend

PIMCO Variable Insurance Trust

PIMCO VIT High Yield Portfolio	Pacific Investment Management Company LLC
Administrative Class	Bond

PIMCO VIT Real Return Portfolio	Pacific Investment Management Company LLC
Administrative Class	Inflation-indexed bond

PIMCO VIT Total Return Portfolio	Pacific Investment Management Company LLC
Administrative Class	Intermediate term bond

Rydex Variable Trust

Rydex VT Sector Rotation Fund	Rydex Investments Sector

Van Kampen—The Universal Institutional Funds, Inc.

Van Kampen UIF Core Plus Fixed Income Portfolio	Van Kampen(1)
Class I	Intermediate term bond

Van Kampen UIF Mid Cap Growth Portfolio	Van Kampen(1)
Class I	Mid cap growth

Van Kampen UIF U.S. Mid Cap Value Portfolio	Van Kampen(1)
Class I	Mid cap value

Van Kampen UIF U.S. Real Estate Portfolio	Van Kampen(1)
Class I	Specialty real estate

Portfolio	Adviser and Type of Fund
Van Kampen UIF Value Portfolio	Van Kampen(1)
Class I	Large cap value

Wilshire

Wilshire 2010 Moderate Fund	Wilshire Associates Incorporated
Target maturity

Wilshire 2015 Moderate Fund	Wilshire Associates Incorporated
Target maturity

Wilshire 2025 Moderate Fund	Wilshire Associates Incorporated
Target maturity

Wilshire 2035 Moderate Fund	Wilshire Associates Incorporated
Target maturity

Wilshire 2045 Moderate Fund	Wilshire Associates Incorporated
Target maturity

(1)	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” serves as the investment advisor to the U.S. Mid Cap Value, Value, Core Plus Fixed Income and U.S. Real Estate Portfolios.
Each Ibbotson Portfolio and each Wilshire Portfolio listed in the table above is structured as a “fund of funds”. A “fund of funds” attempts to achieve its investment objective by investing in other investment companies (each, an “Acquired Fund”), which in turn invests directly in securities. Each Ibbotson Portfolio and each Wilshire Portfolio indirectly incurs a proportionate share of the expenses of each Acquired Fund in which it invests. As a result of this fund of funds structure, the Ibbotson Portfolios and the Wilshire Portfolios will likely incur higher expenses than funds that invest directly in securities.
Additions or Substitutions of Portfolios
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions so warrant. Any new Subaccounts will be made available to existing Owners on a basis to be determined by us and that is not discriminatory. We do not guarantee that any of the Subaccounts or any of the Portfolios will always be available for allocation of Purchase Payments or variable dollar payments or transfers. We may substitute the shares of a different portfolio or a different class of shares for shares held in a Portfolio.
In the event of any addition, merger, combination or substitution, we may make such changes in the Contract as may be necessary or appropriate to reflect such event. Additions, mergers, combinations or substitutions may be due to an investment decision by the Company, or due to an event not within our control, such as liquidation of a Portfolio or an irreconcilable conflict of interest between the Separate Account and another insurance company which offers the Portfolio. We will obtain approval of additions, mergers, combinations or substitutions from the SEC to the extent required by the Investment Company Act of 1940, as amended (“1940 Act”), or other applicable law. We will also notify you before we make a substitution.
If deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more separate accounts.

CHARGES AND DEDUCTIONS
Charges and Deductions By the Company
We have two types of charges and deductions. We assess charges to the Contract, which are reflected in the Account Value of the Contract, but not in Accumulation Unit Values or Benefit Unit Values. These charges are the contingent deferred sales charge, the annual contract maintenance fee, premium taxes, (where applicable) and transfer fees. We also assess charges against the Separate Account. These charges are reflected in the Accumulation Unit Values and Benefit Unit Values. These charges are the administration charge and the mortality and expense risk charge.
Except as described below, we will never charge more to a Contract than the fees and charges described even if our actual expenses exceed the total fees and charges collected. If the fees and charges that we collect exceed the actual expenses that we incur, the excess will be profit to us and will not be returned to you.
The Company reserves the right to change the amount of the transfer fee in the future, or the number of transfers that can be made without incurring the transfer fee, and/or to charge fees for the automatic transfer programs described in the Transfers section of this prospectus, and/or for the systematic withdrawal program described in the Surrender and Withdrawals section of this prospectus, if in the Company’s discretion, it determines such charges are necessary to offset the costs of administering transfers or systematic withdrawals. The maximum amount of these charges and fees is described below.
Contingent Deferred Sales Charge (“CDSC”)

Purpose of Charge	Offset expenses incurred by the Company in the sale of the Contracts, including commissions paid and costs of sales literature.

Amount of Charge	Up to 7% of each purchase payment, depending on the number of years elapsed since receipt of the purchase payment.

Number of full years elapsed between date of receipt of purchase payment and date request for withdrawal or surrender received	0	1	2	3 or more
CDSC as a percentage of purchase payment withdrawn or surrendered	7%	6%	4%	0%

When Assessed	On surrender or withdrawal of purchase payments during the Accumulation Period.

Assessed Against What	Purchase payments only, not earnings. See the Surrender and Withdrawals section of this prospectus for information on order of withdrawal of purchase payments and earnings.

Waivers	•	Free withdrawal privilege. See the Surrender and Withdrawals section for information.
•	In the Company’s discretion where the Company incurs reduced sales and servicing expenses.

•	If the Contract is issued with a tax sheltered annuity endorsement: (i) upon separation from service if Owner has attained age 55 and the Contract has been in force for at least seven years; or (ii) after the Contract has been in force ten years or more.

•	Long term care waiver rider. See the Surrender and Withdrawals section for information.

•	If the Social Security Administration determines after the Contract is issued that the Owner is “disabled” as that term is defined in the Social Security Act of 1935, as amended.

•	If the spouse becomes Successor Owner. See the Account Value section for information.

•	Where required to satisfy state law.

Contract Maintenance Fee

Purpose of Fee	Offset expenses incurred in issuing the Contracts and in maintaining the Contracts and the Separate Account.

Amount of Fee	$30.00 per year.

When Assessed	Before the Commencement Date, we deduct this fee as of the Valuation Period after each Contract Anniversary that this Contract is in effect. After the Commencement Date, we deduct a portion of the annual fee from each variable dollar payment

Assessed Against What	We also deduct the full amount at the time of surrender. Amounts invested in the Subaccounts and Fixed Account options.

Before the Commencement Date, we deduct this fee pro rata from the Subaccounts and Fixed Account options in which the Contract has an interest at that time. After the Commencement Date, if variable payments are to be made, we deduct a pro rata portion of the annual fee from each payment.

Waivers	•	Before the Commencement Date if the Account Value is at least $40,000 on the date the charge is due.

	•	After the Commencement Date if the amount applied to the annuity benefit is at least $40,000.

	•	If the Contract is issued with a tax sheltered annuity endorsement.

	•	In our discretion where we incur reduced sales and servicing expenses.

	•	After the Commencement Date where required to satisfy state law.
Transfer Fee

Purpose of Fee	Offset cost incurred in administering the Contracts.

Amount of Fee	$25 for each transfer in excess of 12 in any contract year. We reserve the right to change the amount of this fee at any time, or the number of transfers which can be made without incurring the fee at any time. The transfer fee will never exceed $30 for each transfer, and the number of transfers that can be made without a charge will never be fewer than 8.

When Assessed	Before the Commencement Date.

Assessed Against What	Deducted from amount transferred.

Waivers	Currently, the transfer fee does not apply to transfers associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the free transfers permitted in a contract year. We reserve the right to eliminate this waiver at any time.
Administration Charge

Purpose of Charge	Offset expenses incurred in administering the Contracts and the Separate Account.

Amount of Charge	Daily charge equal to 0.000411% of the daily Net Asset Value for each Subaccount, which corresponds to an annual effective rate of 0.15%.

When Assessed	Before the Commencement Date and, if a variable dollar payments are elected, after the Commencement Date.

Assessed Against What	Amounts invested in the Subaccounts.
This charge does not apply to the Fixed Account.

Waivers	May be waived or reduced in our discretion where we incur reduced sales and servicing expenses.

Mortality and Expense Risk Charge

Purpose of Charge	Compensation for assuming certain mortality and expense risks under the Contract.
•	We assume mortality risks because we are obligated under the Contract to make Annuity Benefit payments and Death Benefit payments.

•	We assume expense risks because our actual expenses in administering the Contracts and the Separate Account could exceed the amount recovered through the contract maintenance fees, transfer fees and administration charges.

Amount of Charge	Daily charge equal to 0.004141% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 1.50%.

When Assessed	Before the Commencement Date and, if a variable dollar payments are elected, after the Commencement Date.

Assessed Against What	Amounts invested in the Subaccounts. This charge does not apply to the Fixed Account.

Waivers	None.
Guaranteed Living Withdrawal Benefit Rider Charge

Purpose of Charge	To offset expenses incurred in administering the Rider and as compensation for assuming the mortality and expense risks under the Rider.

Amount of Charge	Annual charge equal to 0.55% of the current Benefit Base Amount or, if you elect the spousal continuation benefit, an annual charge of 0.70% of the current Benefit Base Amount.

If you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.

When Assessed	On each Rider Anniversary.

Upon surrender of the Contract or termination of the Rider, we will assess a prorated charge.

Assessed Against What	Benefit Base Amount.
Guaranteed Minimum Withdrawal Benefit Rider Charge

Purpose of Charge	To offset expenses incurred in administering the Rider and as compensation for assuming the mortality and expense risks under the Rider.

Amount of Charge	Annual charge equal to 0.40% of the Benefit Base Amount. If you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.

When Assessed	On each Rider Anniversary.

Assessed Against What	Upon surrender of the Contract or termination of the Rider, we will assess a prorated charge. Benefit Base Amount.
Premium Taxes
Currently some state governments impose premium taxes on annuity purchase payments. These taxes currently range from zero to 3.5% depending upon the jurisdiction. A federal premium tax has been proposed but not enacted. We will deduct any applicable premium taxes from the Purchase Payments or the Account Value, at the time the tax is imposed.
Discretionary Waivers of Charges
We will look at the following factors to determine if we will waive a charge, in part or in full, due to reduced sales and servicing expenses: (1) the total amount of purchase payments to be received; and (2) any prior or existing relationship with us. We would expect to incur reduced sales and servicing expenses in connection with Contracts offered to our employees and employees of our subsidiaries and/or affiliates. There may be other circumstances, of which we are not presently aware, that could result in reduced sales and servicing expenses. In no event will we waive a charge where such waiver would be unfairly discriminatory to any person.

Expenses of the Portfolios
In addition to charges and deductions by the Company, each Portfolio incurs management fees and other expenses which are described in the prospectus and Statement of Additional Information for the Portfolio. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values and Benefit Unit Values.

PURCHASE PAYMENTS AND ALLOCATION TO INVESTMENT OPTIONS
Each Contract allows for an Accumulation Period during which purchase payments are invested according to the Owner’s instructions.
You can control the allocation of investments through transfers or through the following investment programs offered by the Company: dollar cost averaging, portfolio rebalancing and interest sweep. These programs and telephone, facsimile and Internet transfer procedures are described in the Transfers section of this prospectus.
You can access the Account Value before the Annuity Commencement Date through systematic withdrawal, or contract loans (if available) or surrenders. These features are described more fully in the Withdrawals and Surrenders and Contract Loans sections of this prospectus.
Purchase Payments
Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are:

	Tax-Qualified	Non-Tax-Qualified
Minimum initial purchase payment	$20,000	$20,000
Minimum monthly payment under periodic payment program	$50	N/A
Minimum additional payments	$100	$100
Maximum single purchase payment	$1,000,000* or	$1,000,000* or
	Company approval	Company approval

*	The maximum single purchase payment is $500,000 for issue ages above age 80 or Company approval.
We reserve the right to increase or decrease the minimum initial purchase payment, or the minimum monthly payment, or the minimum allowable additional purchase payment, or the maximum single purchase payment, at its discretion and at any time, where permitted by law.
We will apply your initial Purchase Payment to the account using the following rules.
•	If the application or order ticket is in good order, we will apply the initial Purchase Payment within two business days of receipt of the purchase payment.
•	If the application or order ticket is not in good order, we will attempt to get the application or order ticket in good order within five business days. If the application or order ticket is not in good order at the end of five business days, we will inform the purchaser of the reason for the delay and that the Purchase Payment will be returned immediately unless he or she specifically agrees that we may keep the Purchase Payment until the application or order ticket is in good order. Once the application or order ticket is in good order, we will apply the Purchase Payment within two business days.
During the right to cancel period, we reserve the right to allocate all purchase payments to either the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will allocate the Account Value as of the end of the right to cancel period to the Fixed Account options and/or to the Subaccounts in the percentages that you have instructed.
If an initial Purchase Payment or any portion of an initial Purchase Payment is allocated to a Subaccount, we will apply it at the Accumulation Unit Value at the end of the Valuation Period in which the second business day occurs.
We will apply each additional Purchase Payment to your account as of the Valuation Date on which we receive the Purchase Payment and any related instructions are in good order. If the additional Purchase Payment or any portion of the additional Purchase Payment is allocated to a Subaccount, we will apply the additional Purchase Payment at the next Accumulation Unit Value calculated after we receive the Purchase Payment and related instructions in good order.

Allocations to Investment Options
You can allocate Purchase Payments in whole percentages to any of the available Subaccounts or Fixed Account options. Allocation instructions must be made by Written Request.

Subaccount Options	Fixed Account Options
See the Portfolios section of this prospectus for a listing and description of the	•	Fixed Accumulation Account Option

currently available Subaccounts.	•	Three-Year Guaranteed Interest Rate Option
Interests in the Subaccounts are securities registered with the SEC. The Owner bears the risk of investment gain or loss on amounts allocated to the Subaccounts.
Interests in the Fixed Account options are not securities and are not registered with the SEC. Amounts allocated to the Fixed Account options will receive a stated rate of interest, which will be no less than the minimum permitted under the law of the state when and where the Contract is issued. We may from time to time pay a higher current interest rate for a Fixed Account option. The interest rate credited to each purchase payment allocated to the Fixed Accumulation Account will not be changed for at least 12 months after its allocation. The interest rate credited to an amount that is held under a Fixed Account guaranteed interest rate option will not be changed until the end of the guarantee period. The guarantee period is measured from the date that the amount is allocated or transferred to that option. Interest on amounts allocated to the Fixed Account options is earned daily. We guarantee amounts allocated to the Fixed Account options and interest credited to the Fixed Account options.
We may, in our sole discretion, restrict or prohibit the credit of purchase payments to any Fixed Account option or any Subaccount from time to time on a nondiscriminatory basis.
Your Contract contains more information about the Fixed Account options, including information about how and when interest rates are determined and changed and how and when interest is credited to accounts allocated to the Fixed Account options.
The current restrictions on allocations for either tax-qualified or non-tax-qualified Contracts are:

Minimum allocation to any Subaccount	$10

Minimum allocation to Fixed Accumulation Account	$10

Minimum allocation to Three-Year Guaranteed	$2,000
Interest Rate Option or and other Fixed Account guaranteed interest rate option which may be offered	No amounts may be allocated to any guarantee period option which would extend beyond the Annuity Commencement Date.

Allocation to Three-Year Guaranteed Interest Rate Option	For Contracts issued after May 1, 2004 in states where the Company has received regulatory approval, amounts may be allocated to the Three-Year Guaranteed Interest Rate Option only during the first contract year.

Allocation during right to cancel period	No current restrictions, but the Company reserves the right to require that purchase payment(s) be allocated to the money market Subaccount or to the Fixed Accumulation Account option during the right to cancel period.

Renewal of Fixed Account Guaranteed Interest Rate Options
An amount that is allocated or transferred to a Fixed Account guaranteed interest rate option will mature at the end of the guarantee period. We will notify you of the date on which the amount matures and the Fixed Account options available at that time. When an amount matures, the Owner may elect to transfer it to any of the investment options then available under the Contract. Such an election must be made within the 30-day period ending on the date that the amount matures. If the Owner does not transfer the amount, then it will be applied to a new guarantee period under the same Fixed Account guaranteed interest rate option, if available to the Owner. The interest rate for the new guarantee period will be the then current rate for that option. If that option is not available, then the amount will be transferred to the Fixed Accumulation Account option. Such a transfer or renewal will be effective on the day after the amount matures.

TRANSFERS
Transfers
If allowed by us, in our sole discretion, before the Commencement Date you may transfer amounts among Subaccounts, among Fixed Account options, and/or between Subaccounts and Fixed Account options by Written Request once each Valuation Period.
The current restrictions on transfers for either tax-qualified or non-tax-qualified Contracts are:

Minimum transfer to any Fixed Account guarantee interest rate option	$2,000 No amounts may be transferred to a guarantee period option which would extend beyond the Annuity Commencement Date.

Maximum transfer from Fixed Account option other than Fixed Account guaranteed interest rate option which is maturing	During any contract year, 20% of the Fixed Account option’s value as of the most recent contract anniversary.

Transfers to Three-Year Guaranteed Interest Rate Option	For Contracts issued after May 1, 2004 in states where the Company has received regulatory approval, amounts may be transferred to the Three-Year Guaranteed Interest Rate Option only during the first contract year.

Other restrictions on transfers from Fixed Account options	May not be made prior to first contract anniversary. Amounts transferred from Fixed Account options to Subaccounts may not be transferred back to Fixed Account options for a period of 6 months from the date of the original transfer.
A transfer is effective on the Valuation Date during which we receive the request for transfer. We will process transfers to a Subaccount at the Accumulation Unit Value calculated after we receive the transfer request in good order.
We may, in our sole discretion, restrict, delay or prohibit transfers to any Fixed Account option or any Subaccount from time to time on a nondiscriminatory basis.

Automatic Transfer Programs
During the Accumulation Period, the Company offers the automatic transfer services described below. To enroll in one of these programs, you will need to complete the appropriate authorization form, which you can obtain from the Company by calling 1-800-789-6771. There are risks involved in switching between investments available under the Contract.
Currently, the transfer fee does not apply to dollar cost averaging, portfolio rebalancing, or interest sweep transfers, and transfers under these programs will not count toward the twelve transfers permitted under the Contract without a transfer fee charge. However, the Company reserves the right to impose a fee in such amount as the Company may then determine to be reasonable for participation in automatic transfer programs.

Minimum Account
Service	Description	Requirements	Limitations/Notes
Dollar Cost Averaging

Dollar cost averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. You should consider your financial ability to continue dollar cost averaging transfers through periods of changing price levels.
	Automatic transfers from the money market Subaccount to any other Subaccount(s), or from the Fixed Accumulation Account option (where available) to any Subaccount(s), on a monthly or quarterly basis.	Source of funds must be at least $10,000. Minimum transfer per month is $500. When balance of source of funds falls below $500, entire balance will be allocated according to dollar cost averaging instructions.	Dollar cost averaging transfers may not be made to any of the Fixed Account options. The dollar cost averaging transfers will take place on the last Valuation Date of each calendar month or quarter as requested by the Owner.

Portfolio Rebalancing Portfolio rebalancing does not guarantee profits or prevent losses in a declining market.	Automatically transfer amounts between the Subaccounts and the Fixed Accumulation Account option (where available) to maintain the percentage allocations selected by the Owner.	Minimum Account Value of $10,000.	Transfers will take place on the last Valuation Date of each calendar quarter. Portfolio rebalancing will not be available if the dollar cost averaging program or an interest sweep from the Fixed Accumulation Account option is being utilized.

Interest Sweep	Automatic transfers of the income from any Fixed Account option(s) to any Subaccount(s).	Balance of each Fixed Account option selected must be at least $5,000. Maximum transfer from each Fixed Account option selected is 20% of such Fixed Account option’s value per year. Amounts transferred under the interest sweep program will reduce the 20% maximum transfer amount otherwise allowed.	Interest sweep transfers will take place on the last Valuation Date of each calendar quarter. Interest sweep is not available from the Seven-Year Guaranteed Interest Rate Option if the Principal Guarantee Program is selected.

How to Request a Transfer
Currently, you may make a transfer request by Written Request or any of the following alternate methods:
•	by telephone at 1-800-789-6771
•	by facsimile at 513-412-3766
•	over the Internet through our web site at www.gafri.com,
All transfer requests must comply with the terms of the Contract. We accept transfer instructions once each Valuation Period. Once instructions have been accepted, they may not be rescinded; however, new instructions may be given the following Valuation Period.
You may place transfer instructions by telephone, facsimile or over the internet between 9:30 a.m. and 4:00 p.m. Access to these alternate methods of placing transfer requests, particularly through our web site, may be limited or unavailable during periods of peak demand, system upgrading and maintenance, or for other reasons. We may withdraw the right to make transfers by telephone, facsimile or over the Internet upon 10 days’ written notice to affected Contract Owners.
We will not be liable for complying with transfer instructions that we reasonably believe are genuine, or for any loss, damage, cost or expense in acting on such instructions. In addition, the Company will not be liable for refusing to comply with transfer instructions that we reasonably believe are not genuine, or for any loss, damage, cost or expense for failing to act on such instructions. You or the person controlling payments will bear the risk of such loss. We will employ reasonable procedures to determine that telephone, facsimile or Internet instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions or requiring use of a unique password or other identifying information.
Change in or Termination of Automatic Transfer Programs
You may change any automatic transfer instructions that are in place or may terminate your participation in any of the automatic transfer programs at any time. To change your instructions or to terminate your participation, you must send us a Written Request by U.S. or overnight mail, or by facsimile at 513-412-3766. You must give us at least 30 days’ notice to change any automatic transfer instructions that are already in place or to terminate your participation in an automatic transfer program.
We may terminate, suspend or modify any aspect of the automatic transfer programs described above without prior notice to you, as permitted by applicable law. Any such termination, suspension or modification will not affect automatic transfer programs already in place.
We may also impose an annual fee for participation in an automatic transfer program or increase the current annual fee, as applicable, in such amount(s) as we may then determine to be reasonable. The maximum amount of the annual fee that we would impose for participating in each automatic transfer program is $30.
Transfer Restrictions Related to Active Trading Strategies
Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). Persons who intend to use an active trading strategy should consult a financial advisor and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.
We have implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Appendix C to this prospectus contains more information about these processes and restrictions.

WITHDRAWALS AND SURRENDERS
An Owner may surrender a Contract in full or take withdrawals from a Contract during the Accumulation Period. A CDSC may apply on a surrender or withdrawal. The restrictions and charges on surrender or withdrawals are:

	Tax-Qualified	Non-Tax-Qualified
Minimum amount of withdrawal	$500	$500

Minimum remaining Surrender Value after withdrawal	$500	$500

Amount available for surrender or withdrawal (valued as of end of Valuation Period in which request for surrender or
withdrawal is received by the Company)	Account Value subject to tax law restrictions on surrender and withdrawals	Account Value

Tax-Qualified and Non-Tax-Qualified

Tax penalty for early withdrawal Contract maintenance fee on surrender	When applicable, 10% of amount distributed before age 59 1/2 $30 (no CDSC applies to fee)

Contingent deferred sales charge (“CDSC”)	Up to 7% of purchase payments

Order of withdrawal for purposes of CDSC
(order may be different for tax purposes)	First from purchase payments on “first-in, first-out” basis (CDSC may apply) and then from accumulated earnings (no CDSC applies)
Benefit payments under the Guaranteed Lifetime Withdrawal Benefit Rider or the Guaranteed Minimum Withdrawal Benefit Rider are exempt from the $500 minimums described in the table above.
The right to make withdrawals or surrender may be restricted prior to age 59 1/2 if the Contract is issued with a tax sheltered annuity endorsement.
A surrender will terminate the Contract. Withdrawals are taken proportionally from all Subaccounts and Fixed Account options in which the Contract is invested on the date the Company receives the withdrawal request, unless the Owner requests that the withdrawal be taken from a specific investment option. If you wish to specify the Subaccount(s) and/or Fixed Account option(s) from which you wish to make a withdrawal and the amount of the withdrawal to be taken from each specified Subaccount or Fixed Account option, you must include this information in your written request, calculated after we receive the written request in good order. A surrender or withdrawal is effective on the Valuation Date during which the Company receives the written request for surrender or withdrawal in good order and will be processed at the next Accumulation Unit Value. Payment of the amount surrendered or withdrawn may be delayed if the amount was paid to the Company by a check that has not yet cleared. As permitted under certain state laws, payment and processing of the amount surrendered or withdrawn from a Fixed Account option may be delayed for up to six months after receipt of the request for surrender or withdrawal. If we delay processing and payment, we will comply with applicable state law. Payment of the amount surrendered or withdrawn from the Subaccounts may be delayed during any period the New York Stock Exchange is closed or trading is restricted, or when the SEC either: (1) determines that there is an emergency which prevents valuation or disposal of securities held in the Separate Account; or (2) permits a delay in payment for the protection of security holders.
Free Withdrawal Privilege
The Company will waive the CDSC on withdrawals of 10% or less of all purchase payments received that have not been previously withdrawn and that would otherwise still be subject to a CDSC. No Free Withdrawal Privilege is available on surrender of a Contract. We reserve the right to reduce the Account Value by the amount of any CDSC waived on any withdrawal(s) taken within the six months preceding a request for a surrender. This is in addition to any other applicable deductions.
If the Free Withdrawal Privilege is not exercised during a contract year, it does not carry over to the next contract year.

Long-Term Care Waiver Rider
If a Contract is modified by the Long-Term Care Waiver Rider, a surrender or withdrawal may be made free of any CDSC if the Owner has been confined in a qualifying licensed hospital or long-term care facility for at least 90 days beginning on or after the first contract anniversary. There is no charge for this rider, but it may not be available in all states.
Systematic Withdrawal
During the Accumulation Period, an Owner may elect to automatically withdraw money from the Contract. The Account Value must be at least $10,000 in order to make a systematic withdrawal election. The minimum monthly amount that can be withdrawn is $100. Systematic withdrawals will be subject to the CDSC to the extent the amount withdrawn exceeds the free withdrawal privilege. The Owner may begin or discontinue systematic withdrawals at any time by request to the Company, but at least 30 days’ notice must be given to make a change to any systematic withdrawal instructions that are currently in place. The Company reserves the right to discontinue offering systematic withdrawals at any time. Currently, the Company does not charge a fee for systematic withdrawal services. However, the Company reserves the right to impose an annual fee in such amount as the Company may then determine to be reasonable for participation in the systematic withdrawal program. If imposed, the fee will not exceed $30 annually.
Before electing a systematic withdrawal program, you should consult with a tax advisor. Systematic withdrawal is similar to annuitization, but will result in different taxation of payments and potentially different amount of total payments over the life of the Contract than if annuitization were elected.

GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Guaranteed Lifetime Withdrawal Benefit

✓	Benefit	A guaranteed withdrawal benefit that is available under the Benefits section of the Rider.

✓	Benefit Base Amount	The amount on which Rider charges and Benefit payments are based.

✓	Benefit Start Date	The first day that a Benefit under the Rider is to be paid.

✓	Benefit Year	A 12 month period beginning on the Benefit Start Date or on an anniversary of the Benefit Start Date.

✓	Excess Withdrawal	(1) A withdrawal from the Contract after the Rider Effective Date and before the Benefit Start Date or (2) a withdrawal from the Contract on or after the Benefit Start Date to the extent that the withdrawal exceeds the Benefit amount that is available on the date of payment. A withdrawal to pay Rider charges is never considered an Excess Withdrawal.

✓	Designated Subaccount	Each Subaccount that we designate from time to time to hold Contract values on which Benefits may be based.

✓	Insured	The person whose lifetime is used to measure the Benefits under the Rider. The Insured is set out on the Rider specifications page. The Insured cannot be changed after the issue date of the Rider as shown on the Rider specifications page.

✓	Rider Anniversary	The date in each year that is the annual anniversary of the Rider Effective Date.

✓	Rider Effective Date	The Contract Effective Date or Contract Anniversary on which the Rider is activated.

✓	Rider Year	Each 12 month period that begins on the Rider Effective Date or a Rider Anniversary.

✓	Written Request	Information provided to us or a request made to use that is (1) complete and satisfactory to us and (2) on our form or in a manner satisfactory to us and (3) received by us at our Administrative Office.
Introduction
We offer a Guaranteed Lifetime Withdrawal Benefit through a rider (the “Rider”) to this Contract. If you choose to activate the Rider, it will provide a lifetime withdrawal Benefit, up to a certain amount each Benefit Year, even after the Contract value is zero. The Insured must be at least 55 years old on the Benefit Start Date to receive a Benefit under the Rider.
You cannot activate the Rider if the Contract is a tax-qualified contract and, on the Rider Effective Date, you will be 81 years old or older (or the Annuitant will be 81 years old or older if the Contract is owned by a plan sponsor or trustee). You cannot activate the Rider if the Contract is a non-tax-qualified contract and, on the Rider Effective Date, you or the joint owner, if any, will be 86 years old or older (or the Annuitant will be 86 years old or older if you or a joint owner is not a human being). You cannot activate the Rider if the Guaranteed Minimum Withdrawal Benefit Rider is in effect. You cannot activate the Rider if in the future we are no longer issuing the Rider with any new annuity contracts and we prohibit further activations on a nondiscriminatory basis. We will notify you if we take this action.
Once the Rider is activated, you may not participate in the dollar cost averaging program otherwise available under the Contract.
➢	The Rider may not available in all states and may not be available with Contracts issued before September 7, 2007. If your Contract was issued in connection with an employer plan, the availability of the Rider may be restricted. For additional information about the availability of the Rider, contact us at our Administrative Office, P.O. Box 5423, Cincinnati OH 45201-5423, 1-800-789-6771.

Rider Charge
In exchange for the ability to receive Benefits for life, we will assess an annual charge not to exceed 1.20% of the current Benefit Base Amount. Currently, the charge is 0.55% of the current Benefit Base Amount. After the Rider is activated, the charge for your Rider will not change except under the circumstances described in “Reset Opportunities” below.
We will assess the Rider charge on each Rider Anniversary. We will also assess a prorated charge upon surrender of the Contract or termination of the Rider. We will take the Rider charge by withdrawing amounts proportionally from each Designated Subaccount (as discussed below) to which you have allocated your Account Value at the time the charge is taken.
Designated Subaccounts
Before the Rider Effective Date, you must transfer your Account Value to one or more Designated Subaccount(s) that you select. The required transfers must be made by Written Request. If you do not make the required transfers, we will reject your request to activate the Rider.
The Designated Subaccounts are listed below.
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II
Ibbotson Growth ETF Asset Allocation Portfolio-Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II
➢	Additional information about the Designated Subaccounts is located in The Portfolios section and Appendix B of this prospectus.
Following the Rider Effective Date, you may reallocate your Account Value among the Designated Subaccounts in accordance with the Transfer provisions of the Contract.
Impact of the Rider on the Contract
Following the Rider Effective Date, we may decline to accept Purchase Payments to the Contract in excess of $50,000 per Contract Year. Before or after the Rider Effective Date, we may decline to accept any additional Purchase Payments to the Contract if we are no longer issuing annuity contracts with the Rider unless you decline or terminate the Rider. In this case, we will notify you that you must decline or terminate the Rider before we will accept any additional Purchase Payments to the Contract. If the Contract allows loans, all rights under the Rider will terminate if you fail to pay off all loans by the Benefit Start Date, and no new loans may be taken after the Benefit Start Date.
Benefit Base Amount Before the Benefit Start Date
The amount of the Benefit payments that will be available to you under the Rider depends on the Benefit Base Amount.
On or before the Benefit Start Date, the Benefit Base Amount will equal the greater of your Rollup Base Amount or your Reset Base Amount, if any.
Rollup Base Amount
Your Rollup Base Amount starts with your Account Value as of the Rider Effective Date. To this we add the amount of any Purchase Payments made since the Rider Effective Date. At the end of each of the first five Rider Years, as long as you have not taken an Excess Withdrawal, we also add a simple interest credit. Each interest credit is calculated as 5% of the Account Value on the Rider Effective Date, plus Purchase Payments received since the Rider Effective Date, and minus the Fixed Account value, if any, at the end of the Rider Year. There is no compounding. The interest credit for a Purchase Payment received during the Rider Year will be prorated. No further interest credit will be made after there has been a withdrawal from the Contract after the Rider Effective Date other than to pay Rider charges. If an Excess Withdrawal is taken, the Rollup Base Amount will be reduced by the same percentage as the percentage reduction in your Account Value.

Reset Base Amount
The Reset Base Amount starts with the Account Value of the Contract on the most recent Rider Anniversary for which you elect to reset, as described under “Reset Opportunities” below. If an Excess Withdrawal is taken, the Reset Base Amount is reduced by the same percentage as the percentage reduction in your Account Value.
Examples of Benefit Base Amount Calculation
These examples are intended to help you understand how the Base Benefit Amount is calculated. They assume that:
•	you make the Purchase Payments shown,
•	gains, losses, and charges cause your Account Value to vary as shown,
•	you take no withdrawals except as shown, and
•	you elect to reset on each Rider Anniversary on which your Account Value has increased over the prior year.
To calculate the Benefit Base Amount in the example, compare the Reset Base Amount (column 4) and the Rollup Base Amount (column 6) on each Rider Anniversary. The Benefit Base Amount is the greater of these two amounts.
Example 1

	Assume:		Then:
	Purchase		Reset	Rollup	Rollup	Benefit
Rider	Payment or	Account	Base	Interest	Base	Base
Anniversary	Withdrawal	Value	Amount	Credits	Amount	Amount
0	$100,000	$100,000			$100,000	$100,000
1		106,000	$106,000	$5,000	105,000	106,000
2	50,000	159,000	159,000	5,000	160,000	160,000
3		168,000	168,000	7,500	167,500	168,000
4		180,000	180,000	7,500	175,000	180,000
5		175,000	180,000	7,500	182,500	182,500
6		181,000	181,000		182,500	182,500
7		186,000	186,000		182,500	186,000
8		184,000	186,000		182,500	186,000
9		190,000	190,000		182,500	190,000
Example 2

	Assume:		Then:
	Purchase		Reset	Rollup	Rollup	Benefit
Rider	Payment or	Account	Base	Interest	Base	Base
Anniversary	Withdrawal	Value	Amount	Credits	Amount	Amount
0	$100,000	$100,000			$100,000	$100,000
1		106,000	$106,000	$5,000	105,000	106,000
2		109,000	108,000	5,000	110,000	110,000
3	-23,000	92,000	86,400		88,000	88,000
4		98,400	98,400		88,000	98,400
5		95,733	98,400		88,000	98,400
6		97,333	98,400		88,000	98,400
7		100,000	100,000		88,000	100,000
8		98,933	100,000		88,000	100,000
9		100,533	100,533		88,000	100,533
The Account Values assumed in these examples are for illustration purposes only, and are not intended to predict the performance of any particular Subaccounts or Fixed Account options.
When a reset is elected, the Reset Base Amount prevents the Benefit Base Amount from falling when the Account Value falls due to investment losses. In these examples, on the 8th Rider Anniversary, the Reset Base Amount prevents a drop in the Benefit Base Amount even though the Account Value has fallen. It also prevents a drop in the Benefit Base Amount on the 5th Rider Anniversary but, in the first example, the Rollup Base Amount gave an even better result.
The Rollup Base Amount ensures that the Benefit Base Amount will grow by a minimum factor over the first five years. In the first example, on the 2nd, 5th, and 6th Rider Anniversaries, the Rollup Base Amount has grown by more than the cumulative growth in the Account Value and results in a Benefit Base Amount that is greater than the Account Value. In the second example, the Rollup Base Amount was beneficial on the 2nd Rider Anniversary, but Rollup Amounts stopped because of the withdrawal on the 3rd Rider Anniversary.
See the paragraphs labeled Rollup Base Amount and Reset Base Amount for a description of the manner in which we determine these amounts.
Lifetime Withdrawals
Anytime after the Rider Effective Date, you may begin taking the lifetime withdrawal Benefit if the Insured is at least 55 years old.
On the Benefit Start Date, the Benefit Base Amount is set and will not change unless you take an Excess Withdrawal. Unless a Spousal Benefit is in effect, the Benefit Percentage is determined based on the age of the Insured (who is typically you) on the Benefit Start Date as set out below.

Age of Insured on Benefit Start Date	Benefit Percentage
At least age 55 but under age 60	4.0%
Age 60 or older	5.0%
On the Benefit Start Date and each anniversary of the Benefit Start Date, the Benefit Base Amount will be multiplied by the Benefit Percentage to determine the Benefit amount for the following Benefit Year. Generally, the Benefit amount is the maximum amount that can be withdrawn from the Contract before the next anniversary of the Benefit Start Date without reducing the Benefit Base Amount. The ability to take a withdrawal Benefit will continue until the earlier of your death, annuitization, or any other event that terminates the Rider.
At a minimum, the Benefit amount at any point during a Benefit Year will never be less than the Internal Revenue Code “required minimum distribution” for the calendar year that ends with or within the Benefit Year. For this purpose, we will compute the required minimum distribution based on the values of the Contract without considering any other annuity or tax-qualified account. The required minimum distribution will be reduced by all prior withdrawals or Benefit payments from the Contract made in the applicable calendar year. In calculating the required minimum distribution for this purpose, we may choose to disregard changes in the federal tax law that are made after the issue date of the Rider shown on the Rider specifications page if such changes would increase the required minimum distribution. We will notify you if we make this choice. If we choose to disregard changes in federal tax law that would increase the required minimum distribution, then you will need to satisfy this increase either from another annuity or tax-qualified account or by taking an Excess Withdrawal from the Contract.
Although lifetime withdrawals up to the Benefit amount do not reduce the Benefit Base Amount, they do reduce Contract values, the Death Benefit, and the amount available for annuitization. We will make lifetime withdrawals proportionally from the Designated Subaccounts as of the date the Benefit payment is made.
Purchase Payments that we receive after the Benefit Start Date will not increase the Benefit Base Amount. Excess Withdrawals taken after the Benefit Start Date will cause an adjustment in the Benefit Base Amount. The Benefit Base Amount is reduced by the same percentage as the percentage reduction in your Account Value due to the Excess Withdrawal. An Excess Withdrawal that reduces the Benefit Base Amount below $1,250 will result in termination of the Rider.

Example of Impact of Excess Withdrawal on Benefits
This example is intended to help you understand how an Excess Withdrawal impacts the lifetime withdrawal Benefit.
Assume that, on your Benefit Start Date, your Benefit Base Amount is $125,000, your Benefit Percentage is 5%, and the required minimum distribution rules do not require a greater Benefit. These assumptions produce a lifetime withdrawal Benefit of $6,250 ($125,000 x 5% = $6,250) per Benefit Year.
Now assume that you have not previously taken an Excess Withdrawal, and you have not taken your Benefit for the current Benefit Year. Then, when your Account Value is $115,000, you withdraw $20,000 from the Contract, leaving you with an Account Value of $95,000.
Step One: Calculate the Excess Withdrawal.

Total withdrawals for the Benefit Year	$20,000
Benefit amount for the Benefit Year	– 6,250

Excess Withdrawal	$13,750
Step Two: Calculate the Account Value immediately before the Excess Withdrawal.

Account Value before withdrawal	$115,000
Benefit amount for the Benefit Year	– 6,250

Account Value before Excess Withdrawal	$108,750
Step Three: Calculate the proportional reduction for the Excess Withdrawal.

1 –	$95,000	Account Value immediately after the $20,000 withdrawal	= 12.6437%	Percentage

	$108,750	Account Value immediately before the Excess Withdrawal		Reduction

$125,000	Base Benefit Amount	x 12.6437%	Percentage Reduction	= $15,805	Proportional Reduction
Step Four: Calculate the reduced Base Benefit Amount.

Base Benefit Amount	$125,000
Less proportional reduction for Excess Withdrawals	– 15,805

Base Benefit Amount reduced for Excess Withdrawals	$109,195
Step Five: Determine the new lifetime withdrawal Benefit

Base Benefit Amount after reduction	$109,195
Benefit Percentage	x 5%

New lifetime withdrawal Benefit amount	$5,460
Impact of Rider Benefit Payments and Charges
Withdrawals made from the Contract to pay Benefits or to pay charges for the Rider will be subject to all of the terms and conditions of the Contract, except as explained below:
•	the amount need not meet the minimum amount for a withdrawal that is otherwise required;
•	the amount withdrawn may reduce your Account Value below the minimum amount that is otherwise required;
•	we will not terminate the Contract if the amount withdrawn reduces your Account Value below the minimum amount that is otherwise required; and
•	the amount withdrawn may completely exhaust your Account Value.

Reset Opportunities
On each Rider Anniversary before the Benefit Start Date and on the Benefit Start Date, you will have the opportunity to reset the Reset Base Amount equal to your Account Value as of that Rider Anniversary or the Benefit Start Date, whichever is applicable. If you elect to reset the Reset Base Amount and the then current charge for new issues of this Rider is higher than the charge that we are then assessing for your Rider, the reset will trigger an increase in the Rider charge. The increase in the Rider charge will be effective for the next Rider Year. To make a reset election, you must send us a Written Request and we must receive the Written Request before the Benefit Start Date and no later than 30 days after the “reset date” itself.
Generally it would be to your advantage to elect a reset on (1) any Rider Anniversary when your Account Value is higher than the Benefit Base Amount on that Rider Anniversary, and (2) on the Benefit Start Date if your Account Value on the Benefit Start Date is higher than the Benefit Base Amount on that date. However, if you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.
At any time before the Benefit Start Date, you may choose to automatically reset the Reset Base Amount equal to your Account Value, if higher, on each Rider Anniversary. An automatic reset election must be made by Written Request and will take effect on the next Rider Anniversary. If an automatic reset triggers an increase in the Rider charge, we will send you a notice of the new Rider charge and provide you with the opportunity to opt-out of the reset that triggered the increase. To make an opt-out election, you must send us a Written Request and we must receive the Written Request no later than 30 days from the date of the notice. An opt-out election will end your participation in the automatic reset program. You may voluntarily terminate your participation in the automatic reset program at any time by Written Request.
Spousal Benefit

✓	Spousal Benefit	A Benefit available after the death of the Insured for the remaining life of the Spouse.

✓	Spouse	The person who is the spouse of the Insured as of the Rider Effective Date.

A spouse will cease to be considered the Spouse if the marriage of the Insured and Spouse is terminated by divorce, dissolution, annulment, or for other cause apart from the death of the Insured. A new spouse cannot be substituted after the Rider Effective Date.
For an additional annual charge, you can elect, at the time that you activate the Rider, to add a Spousal Benefit if the Insured is married on that date.
The Spousal Benefit allows a surviving Spouse to continue to receive, for the duration of his/her lifetime, a withdrawal Benefit provided the following 4 conditions are satisfied:
•	you added the Spousal Benefit at the time that you activated the Rider;
•	the Spouse as of the Rider Effective Date remains the Spouse of the Insured through the death of the Insured;
•	no Death Benefit becomes payable under the Contract; and
•	the Spouse is the sole Beneficiary and elects to become the successor owner of the Contract.
The Spouse’s right to a withdrawal Benefit will continue until his/her death or the termination of the Rider, whichever is first.
If the Spousal Benefit is in effect, the Benefit Percentage is determined based on the age of the Insured or the age of the Spouse, whichever is less, on the Benefit Start Date as set out below.

Age of Younger of Insured or Spouse on Benefit Start Date	Benefit Percentage
At least age 55 but under age 60	4.0%
Age 60 or older	5.0%

Currently, the additional annual charge for the Spousal Benefit is 0.15% of the Benefit Base Amount. After the Rider including the Spousal Benefit is activated, the annual Rider charge rate will never exceed 1.20% of the Benefit Base Amount.
If during the life of the Insured the marriage terminates due to divorce, dissolution or annulment, or death of the Spouse, the Spousal Benefit will end. We will stop the associated Rider charge when we receive evidence of the termination of the marriage that is satisfactory to us. Once the Spousal Benefit has ended, it may not be re-elected or added to cover a subsequent spouse.
Impact on Outstanding Loans
As a general rule, you must transfer your Account Value to one or more Designated Subaccounts before the Rider Effective Date. We will make an exception with respect to collateral for Contract loans outstanding before the Benefit Start Date. The following table describes the special transfer rules applicable to collateral for Contract loans.

Time/Period	Transfer Rule
At the time of activation	You are not required to transfer the portion of your Fixed Account value that is then needed as collateral for a Contract loan.

From time to time after activation and before the Benefit Start Date	We may require you to transfer the portion of your Fixed Account value that is no longer needed as collateral for a Contract loan. You must make this transfer within 30 days of our written notice to you of this requirement, or all rights under the Rider will terminate.

On or before the Benefit Start Date	You must pay off the Contract loan and transfer the portion of your Fixed Account value that is no longer needed as collateral. If you do not pay off the Contract loan and make the required transfer, all rights under the Rider will terminate.
Termination of the Rider
All rights under the Rider will terminate at the time indicated if any of the following events occurs:
•	upon your Written Request to decline or terminate the Rider;
•	at any time that the Insured transfers or assigns an ownership interest in the Contract;
•	if you or a joint owner of the Contract is not a human being, at any time that the Insured is no longer named as an Annuitant under the Contract;
•	upon a failure to transfer funds to a Designated Subaccount before the Rider Effective Date;
•	upon a transfer of funds within the Contract after the Rider Effective Date to an investment option that is not a Designated Subaccount, except to the limited extent required for collateral for a loan;
•	upon an Excess Withdrawal from the Contract that reduces the Benefit Base Amount below $1,250;
•	upon the surrender or annuitization of the Contract;
•	upon a death that would give rise to a Death Benefit under the Contract, unless the Spouse is the sole Beneficiary and elects to become the successor owner of the Contract;
•	upon the death of the Insured before the Benefit Start Date; or
•	upon the complete payment of all Benefits under the Rider.
Declining the Rider
You may decline the Rider at any time by Written Request.
Additional Information about Written Requests
Written Requests must be received by us at our Administrative Office. The address of our Administrative Office is P.O. Box 5423, Cincinnati, Ohio 45201-5423. A Written Request may, at our discretion, be made by telephone or electronic means.
We will treat a Written Request as a standing order. It may be modified or revoked only by a subsequent Written Request, when permitted by the terms of the Contract. A Written Request is subject to (1) any payment that we make before we acknowledge the Written Request and (2) any other action that we take before we acknowledge the Written Request.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT
Guaranteed Minimum Withdrawal Benefit

✓	Benefit	A guaranteed withdrawal benefit that is available under the Benefits section of the Rider.

✓	Benefit Base Amount	The amount on which Rider charges and Benefit payments are based.

✓	Benefit Start Date	The first day that a Benefit under the Rider is to be paid.

✓	Benefit Year	A 12 month period beginning on the Benefit Start Date or on an anniversary of the Benefit Start Date.

✓	Excess Withdrawal	(1) A withdrawal from the Contract after the Rider Effective Date and before the Benefit Start Date, or (2) a withdrawal from the Contract on or after the Benefit Start Date to the extent that the withdrawal exceeds the Benefit amount that is available on the date of payment. A withdrawal to pay Rider charges is never considered an Excess Withdrawal.

✓	Designated Subaccount	Each Subaccount that we designate from time to time to hold Contract values on which Benefits may be based.

✓	Rider Anniversary	The date in each year that is the annual anniversary of the Rider Effective Date.

✓	Rider Effective Date	The Contract Effective Date or Contract Anniversary on which the Rider is activated.

✓	Rider Year	Each 12 month period that begins on the Rider Effective Date or a Rider Anniversary.

✓	Written Request	Information provided to us or a request made to use that is (1) complete and satisfactory to us and (2) on our form or in a manner satisfactory to us and (3) received by us at our Administrative Office.
Introduction
We offer a Guaranteed Minimum Withdrawal Benefit through a rider (the “Rider”) to this Contract. If you choose to activate the Rider, it will provide a minimum withdrawal Benefit, up to a certain amount each Benefit Year, even after the Contract value is zero.
You cannot activate the Rider if the Contract is a tax-qualified contract and, on the Rider Effective Date, you will be 81 years old or older (or the Annuitant will be 81 years old or older if the Contract is owned by a plan sponsor or trustee). You cannot activate the Rider if the Contract is a non-tax-qualified contract and, on the Rider Effective Date, you or the joint owner, if any, will be 86 years old or older (or the Annuitant will be 86 years old or older if you or a joint owner is not a human being). You cannot activate the Rider if the Guaranteed Lifetime Withdrawal Benefit Rider is in effect. You cannot activate the Rider if in the future we are no longer issuing the Rider with any new annuity contracts and we prohibit further activations on a nondiscriminatory basis. We will notify you if we take this action.
Once the Rider is activated, you may not participate in the dollar cost averaging program otherwise available under the Contract.
➢	The Rider may not available in all states and may not be available with Contracts issued before September 7, 2007. If your Contract was issued in connection with an employer plan, the availability of the Rider may be restricted. For additional information about the availability of the Rider, contact us at our Administrative Office, P.O. Box 5423, Cincinnati OH 45201-5423, 1-800-789-6771.

Rider Charge
In exchange for the ability to receive minimum withdrawal Benefits, we will assess an annual charge not to exceed 1% of the current Benefit Base Amount. Currently, the charge is 0.40% of the current Benefit Base Amount. After the Rider is activated, the charge for your Rider will not change except under the circumstances described in “Reset Opportunities” below.
We will assess the Rider charge on each Rider Anniversary. We will also assess a prorated charge upon surrender of the Contract or termination of the Rider. We will take the Rider charge by withdrawing amounts proportionally from each Designated Subaccount (as discussed below) to which you have allocated your Account Value at the time the charge is taken.
Designated Subaccounts
Before the Rider Effective Date, you must transfer your Account Value to one or more Designated Subaccount(s) that you select. The required transfers must be made by Written Request. If you do not make the required transfers, we will reject your request to activate the Rider.
➢	Please review the explanation of a Written Request in the Definitions section of this prospectus.
The Designated Subaccounts are listed below.
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II
Ibbotson Growth ETF Asset Allocation Portfolio-Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II
➢	Additional information about the Designated Subaccounts is located in The Portfolios section and Appendix B of this prospectus.
Following the Rider Effective Date, you may reallocate your Account Value among the Designated Subaccounts in accordance with the Transfer provisions of the Contract.
Impact of the Rider on the Contract
Following the Rider Effective Date, we may decline to accept Purchase Payments to the Contract in excess of $50,000 per Contract Year. Before or after the Rider Effective Date, we may decline to accept any additional Purchase Payments to the Contract if we are no longer issuing annuity contracts with the Rider unless you decline or terminate the Rider. In this case, we will notify you that you must decline or terminate the Rider before we will accept any additional Purchase Payments to the Contract. If the Contract allows loans, all rights under the Rider will terminate if you fail to pay off all loans by the Benefit Start Date, and no new loans may be taken after the Benefit Start Date.
Benefit Base Amount
The amount of the Benefit payments that will be available to you under the Rider depends on the Benefit Base Amount.
Unless you elect to reset, the Base Benefit Amount is equal to the Account Value on the Rider Effective Date, less adjustments for any Excess Withdrawals since the Rider Effective Date. On or after the most recent Rider Anniversary for which you elect to reset, as described under “Reset Opportunities” below, the Benefit Base Amount will be equal to your Account Value as of that Rider Anniversary, less adjustments for any Excess Withdrawals since that Rider Anniversary.
No reset may be elected after the Benefit Start Date. The Benefit Base Amount is reduced by the same percentage as the percentage reduction in your Account Value due to the Excess Withdrawal.

Minimum Withdrawals
Anytime after the Rider Effective Date, you may begin taking the minimum withdrawal Benefit.
The Benefit amount that may be withdrawn during each Benefit Year is equal to 5% of the current Benefit Base Amount.
Although withdrawals up to the Benefit amount do not reduce the Benefit Base Amount, they do reduce the total Benefits that remain to be paid under the Rider. They also reduce Contract values, the Death Benefit, and the amount available for annuitization. We will make withdrawals proportionally from the Designated Subaccounts as of the date the Benefit payment is made.
At a minimum, the Benefit amount at any point during a Benefit Year will never be less than the Internal Revenue Code “required minimum distribution” for the calendar year that ends with or within the Benefit Year. For this purpose, we will compute the required minimum distribution based on the values of the Contract without considering any other annuity or tax-qualified account. The required minimum distribution will be reduced by all prior withdrawals or Benefit payments from the Contract made in the applicable calendar year. In calculating the required minimum distribution for this purpose, we may choose to disregard changes in the federal tax law that are made after the issue date of the Rider shown on the Rider specifications page if such changes would increase the required minimum distribution. We will notify you if we make this choice. If we choose to disregard changes in federal tax law that would increase the required minimum distribution, then you will need to satisfy this increase either from another annuity or tax-qualified account or by taking an Excess Withdrawal from the Contract.
Purchase Payments that we receive after the Benefit Start Date will not increase the Benefit Base Amount. An Excess Withdrawal that reduces the Benefit Base Amount below $1,250 will result in termination of the Rider.
Duration of Benefits
Your right to take a withdrawal Benefit will continue until the total Benefit payments equal the current Benefit Base Amount. This is not a fixed period. The right to take a withdrawal Benefit will end before the total Benefit payments equal the current Benefit Base Amount if you annuitize the Contract, a death benefit becomes payable under the Contract, or any other event occurs that terminates the Rider.
Your right to take a withdrawal Benefit will last for 20 years if all of the following conditions are met: (1) each year you take a withdrawal Benefit exactly equal to 5% of the Benefit Base Amount, (2) you do not take a withdrawal Benefit of more than 5% of the Benefit Base Amount because of a required minimum distribution, (3) you take no Excess Withdrawals on or after the Benefit Start Date, and (4) the Rider does not terminate. If in any year you take a withdrawal Benefit of less than 5% of the Benefit Base Amount, your right to take a withdrawal Benefit may last for more than 20 years. If you take a withdrawal Benefit of more then 5% of the Benefit Base Amount because of a required minimum distribution, or if you take an Excess Withdrawal on or after the Benefit Start Date, your right to take a withdrawal Benefit may last for fewer than 20 years.

Example of Impact of Excess Withdrawal on Benefits
This example is intended to help you understand how an Excess Withdrawal impacts the minimum withdrawal Benefit.
Assume that, on your Benefit Start Date, your Benefit Base Amount is $125,000, your Benefit Percentage is 5%, and the required minimum distribution rules do not require a greater Benefit. These assumptions produce a minimum withdrawal Benefit of $6,250 ($125,000 x 5% = $6,250) per Benefit Year. Now assume that, in the first and second Benefit Years, you withdraw the $6,250 Benefit and, in the third Benefit year when your current Account Value is $115,000, you withdraw $20,000 from the Contract, leaving you with an Account Value of $95,000.
Step One: Calculate the Excess Withdrawal.

Total withdrawals for the Benefit Year	$20,000
Benefit amount for the Benefit Year	– 6,250

Excess Withdrawal	$13,750
Step Two: Calculate the Account Value immediately before the Excess Withdrawal.

Account Value before withdrawal	$115,000
Benefit amount for the Benefit Year	– 6,250

Account Value before Excess Withdrawal	$108,750
Step Three: Calculate the proportional reduction for the Excess Withdrawal.

1 –	$95,000	Account Value immediately after the $20,000 withdrawal	= 12.6437%	Percentage

	$108,750	Account Value immediately before the Excess Withdrawal		Reduction

$125,000	Base Benefit Amount	x 12.6437%	Percentage Reduction	= $15,805	Proportional Reduction
Step Four: Calculate the reduced Base Benefit Amount.

Base Benefit Amount	$125,000
Less proportional reduction for Excess Withdrawals	– 15,805

Base Benefit Amount reduced for Excess Withdrawals	$109,195
Step Five: Determine the new minimum withdrawal Benefit and Benefits remaining.

Base Benefit Amount after reduction	$109,195
Benefit Percentage	x 5%

New lifetime withdrawal Benefit amount	$5,460

Base Benefit Amount after reduction	$109,195
Less Benefits for first three Benefit Years	– 18,750

Benefits remaining	$90,445
Impact of Rider Benefit Payments and Charges
Withdrawals made from the Contract to pay Benefits or to pay charges for the Rider will be subject to all of the terms and conditions of the Contract, except as explained below:
•	the amount need not meet the minimum amount for a withdrawal that is otherwise required;
•	the amount withdrawn may reduce your Account Value below the minimum amount that is otherwise required;
•	we will not terminate the Contract if the amount withdrawn reduces your Account Value below the minimum amount that is otherwise required; and
•	the amount withdrawn may completely exhaust your Account Value.

Reset Opportunities
On each Rider Anniversary before the Benefit Start Date and on the Benefit Start Date, you will have the opportunity to reset the Benefit Base Amount equal to your Account Value as of that Rider Anniversary or the Benefit Start Date, whichever is applicable. If you elect to reset the Benefit Base Amount and the then current charge for new issues of this Rider is higher than the charge that we are then assessing for your Rider, the reset will trigger an increase in the Rider charge. The increase in the Rider charge will be effective for the next Rider Year. To make a reset election, you must send us a Written Request and we must receive the Written Request before the Benefit Start Date and no later than 30 days after the “reset date” itself.
Generally it would be to your advantage to elect a reset on (1) any Rider Anniversary when your Account Value is higher than the Benefit Base Amount on that Rider Anniversary, and (2) on the Benefit Start Date if your Account Value on the Benefit Start Date is higher than the Benefit Base Amount on that date. However, if you elect a reset, we may increase the Rider charges to the level that applies to new Contracts at that time.
At any time before the Benefit Start Date, you may choose to automatically reset the Benefit Base Amount equal to your Account Value, if higher, on each Rider Anniversary. An automatic reset election must be made by Written Request and will take effect on the next Rider Anniversary. If an automatic reset triggers an increase in the Rider charge, we will send you a notice of the new Rider charge and provide you with the opportunity to opt-out of the reset that triggered the increase. To make an opt-out election, you must send us a Written Request and we must receive the Written Request no later than 30 days from the date of the notice. An opt-out election will end your participation in the automatic reset program. You may voluntarily terminate your participation in the automatic reset program at any time by Written Request.
Impact on Outstanding Loans
As a general rule, you must transfer your Account Value to one or more Designated Subaccounts before the Rider Effective Date. We will make an exception with respect to collateral for Contract loans outstanding before the Benefit Start Date. The following table describes the special transfer rules applicable to collateral for Contract loans.

Time/Period	Transfer Rule
At the time of activation	You are not required to transfer the portion of your Fixed Account value that is then needed as collateral for a Contract loan.

From time to time after activation and before the Benefit Start Date	We may require you to transfer the portion of your Fixed Account value that is no longer needed as collateral for a Contract loan. You must make this transfer within 30 days of our written notice to you of this requirement, or all rights under this Rider will terminate.

On or before the Benefit Start Date	You must pay off the Contract loan and transfer the portion of your Fixed Account value that is no longer needed as collateral. If you do not pay off the Contract loan and make the required transfer, all rights under the Rider will terminate.
Termination of the Rider
All rights under the Rider will terminate at the time indicated if any of the following events occurs:
•	upon your Written Request to decline or terminate the Rider;
•	upon a failure to transfer funds to a Designated Subaccount before the Rider Effective Date;
•	upon a transfer of funds within the Contract after the Rider Effective Date to an investment option that is not a Designated Subaccount, except to the limited extent required for collateral for a loan;
•	upon an Excess Withdrawal from the Contract that reduces the Benefit Base Amount below $1,250;
•	upon the surrender or annuitization of the Contract;
•	upon a death that would give rise to a Death Benefit under the Contract, unless the Spouse is the sole Beneficiary and elects to become the successor owner of the Contract;
•	upon the death of the Insured before the Benefit Start Date; or
•	upon the complete payment of all Benefits under the Rider.

Declining the Rider
You may decline the Rider at any time by Written Request.
Additional Information about Written Requests
Written Requests must be received by us at our Administrative Office. The address of our Administrative Office is P.O. Box 5423, Cincinnati, Ohio 45201-5423. A Written Request may, at our discretion, be made by telephone or electronic means.
We will treat a Written Request as a standing order. It may be modified or revoked only by a subsequent Written Request, when permitted by the terms of the Contract. A Written Request is subject to (1) any payment that we make before we acknowledge the Written Request and (2) any other action that we take before we acknowledge the Written Request.

CONTRACT LOANS
We may make loans to Owners of a Contract that is issued with a tax sheltered annuity endorsement, as allowed under tax law. We will charge interest on these loans. The maximum rate of interest that we will charge will be 8% or such other higher rate than may be required by the plan administrator or an employer retirement plan that controls the Contract. Any such loans (including unpaid interest thereon) will be secured with an interest in the Contract. Loans may be taken only from the Fixed Accumulation Account. An amount equal to 110% of the loan requested must be in the Fixed Accumulation Account prior to taking the loan. If the Fixed Accumulation Account is insufficient, the collateral for the loan will be moved from the Subaccounts you designate to the Fixed Accumulation Account and earn a fixed rate of interest applicable to loan collateral. If you do not designate any Subaccounts, the collateral for the loan will be moved from all the Subaccounts on a pro rata basis to the Fixed Accumulation Account. The minimum rate of interest that we will credit to loan collateral is 1% or any higher Fixed Account guaranteed interest rate stated in your Contract. The difference between the amount of interest we charge on a loan and the amount of interest we credit to loan collateral is called the “loan interest spread.” The current “loan interest spread” is 3%.
Loan amounts and repayment requirements are subject to provisions of the Internal Revenue Code, and default on a loan will result in a taxable event. You should consult a tax advisor before exercising loan privileges. If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract.
A loan, whether or not repaid, will have a permanent effect on the Account Value of a Contract because the collateral cannot be allocated to the Subaccounts or a Fixed Account guaranteed interest rate option. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on collateral while the loan is outstanding, the Account Value will not increase as rapidly as it would if no loan were outstanding. If investment results are below that rate, the Account Value will be higher than it would have been if no loan had been outstanding.

TERMINATION
We reserve the right to terminate any Contract at any time that the Account Value is less than $500. If we terminate the Contract, we will pay you the Account Value less any fees and charges, loans, and applicable premium tax or other taxes not previously deducted. We will not terminate a Contract if Benefit payments under the Guaranteed Lifetime Withdrawal Benefit Rider or the Guaranteed Minimum Withdrawal Benefit Rider reduce the Account Value below $500.

OTHER INFORMATION AND NOTICES
Reports and Confirmations
At least once each contract year. we will mail reports of the Contracts Account Value and any other information required by law to you. We will not send these reports after the Commencement Date or a full surrender of the Contract, whichever is first.
We will confirm receipt of any Purchase Payments made after the initial Purchase Payment in quarterly statements of account activity.
Householding
If you and other Owners at a shared address have consented to receive only one copy of each prospectus, annual report, or other required document per household (“householding”), you may revoke your consent at any time. Please contact us at 1-800-789-6771 or www.gafri.com if you wish to receive separate documents.
If you are currently receiving multiple copies of required documents, you may contact us at 1-800-789-6771 or www.gafri.com for additional information about householding.
Electronic Delivery of Required Documents
If you wish to receive prospectuses, SAIs, annual reports, and other required documents only in electronic form, you must give your consent to electronic delivery. You may revoke this consent at any time. Please contact us at 1-800-789-6771 or www.gafri.com for additional information about electronic delivery of documents.
Voting of Portfolio Shares
To the extent required by law, we will vote all Portfolio shares held in the Separate Account at regular and special shareholder meetings of the respective Portfolios. The Portfolios are not required to hold annual or other regular meetings of shareholders.
Before the Commencement Date, we will vote Portfolio shares according to instructions of Owners, unless we are permitted to vote shares in our own right. We will solicit voting instructions in accordance with procedures established by the respective Portfolios. Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio.
We will calculate the number of votes for which you may provide voting instructions separately for each Subaccount. We will determine the number by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. We will determine your percentage interest and the total number of votes as of the record date established by that Portfolio for voting purposes.
We will also vote or abstain from voting shares for which we receive no timely instructions and shares we hold as to which Owners have no beneficial interest (including shares held by us as reserves for benefit payments*). We will vote or abstain from voting such shares in proportion to the voting instructions we receive from Owners of all Contracts participating in the Subaccount. Because we will use this proportional method of voting, a small number of Owners may determine the manner in which we will vote Portfolio shares for which we solicit voting instructions but receive no timely instructions.
Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio. The Portfolios are not required to hold annual or other regular meetings of shareholders.

*	Neither the Owner nor Payee has any interest in the Separate Account after the Commencement Date. Benefit Units are merely a measure of the amount of the benefit payments we are obligated to pay on each payment date.

ANNUITY BENEFIT
An Owner may designate the Annuity Commencement Date, and may change the date up to 30 days before annuity payments are scheduled to begin. If annuity payments begin, such payments will be in lieu of all other benefits under the Contract.
For non-tax qualified Contracts, unless the Company agrees otherwise, the Annuity Commencement Date cannot be later than the contract anniversary following the eighty-fifth (85th) birthday of the oldest Owner, or five years after the effective date of the Contract, whichever is later. For tax-qualified Contracts, unless the Company agrees otherwise, the Annuity Commencement Date cannot be later than the contract anniversary following the Owner’s seventieth (70th) birthday.
The amount applied to a settlement option to provide annuity payments generally will be the Account Value (less any outstanding loans) as of the end of the Valuation Period immediately preceding the Annuity Commencement Date.
The Owner generally may select any form of settlement option currently available. The standard forms of settlement options are described in the Settlement Options section of this prospectus.
If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. Available options include fixed dollar payments, variable dollar payments, or a combination of variable and fixed dollar payments. If the Owner does not select a settlement option, the Company will apply the Account Value pro rata to a combination variable and fixed dollar payments for the life of the Annuitant with ten years of payments assured, as described in the Settlement Options section of this prospectus.

DEATH BENEFIT
Death Benefit
A death benefit will be paid under a Contract if an Owner dies during the Accumulation Period. If a surviving spouse becomes the Successor Owner of the Contract, the death benefit will be paid following the death of the Successor Owner if he or she dies during the Accumulation Period. If a death benefit is paid, it will be in lieu of any other benefits under the Contract.
The death benefit will be allocated among the Subaccounts and Fixed Account options. This allocation will occur as of the Death Benefit Valuation Date. It will be made in the same proportion as the value of each option bears to the total Account Value immediately before that date.
Any applicable premium tax or other taxes not previously deducted, and any outstanding loans will be deducted from the death benefit amounts described below.
Death Benefit payments shall be made to the Beneficiary as payee. The Beneficiary will be the person on whose life any Death Benefit payments under a settlement option are based. Any payments that remain after the death of the Beneficiary would be paid to a contingent payee designated in a settlement option election made by the Owner, or if none then to a contingent payee designated by the Beneficiary, or if none then to the estate of the last payee.
Non-tax-qualified contracts also allow a Beneficiary that is a non-natural person to elect instead to have Death Benefit payments made to a payee to whom the Beneficiary is obligated to make corresponding payments of a death benefit. In that case, payments under a life option would be based on the life of the person to whom the Beneficiary is obligated, and any payments that remain after the death of a payee or contingent payee would revert to the Beneficiary.
The death benefit may be paid in a lump sum, or in any form of settlement option then available. The standard forms of settlement options are described in the Settlement Options section of this prospectus. An Owner may elect the form of payment of the death benefit at any time before his or her death. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to form of settlement option is made, the Company will apply the death benefit pro rata to a combination of variable and fixed dollar payments for a fixed period of four years.
Death Benefit Amount
The Death Benefit Amount will be equal to the greater of:
1)	the Account Value on the Death Benefit Valuation Date; or

2)	the total purchase payments, reduced proportionally for withdrawals.
The reduction for withdrawals will be in the same proportion that the Account Value was reduced on the date of the withdrawal.

Example of Determination of Death Benefit Amount
This example is intended to help you understand how a withdrawal impacts the Death Benefit amount.
Assuming your total Purchase Payments equal $100,000, your Account Value is $90,000, you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.
Step One: Calculate the proportional reduction.

1 –	$80,000	Account Value immediately after withdrawal	= 11.1111%	Percentage Reduction
	$90,000	Account Value immediately before withdrawal

$100,000	Purchase Payments	x 11.1111%	Percentage Reduction	= $11,111	Proportional Reduction
Step Two: Calculate the reduced Purchase Payment amount.

Purchase Payments	$100,000
Less proportional reduction for withdrawals	– 11,111

Purchase Payments reduced for withdrawals	$88,889
Step Three: Determine the Death Benefit amount.
Immediately after the withdrawal, the reduced Purchase Payments of $88,889 is greater than the Account Value of $80,000, so the Death Benefit amount would be $88,889.
Step Up in Value for Successor Owner
If your spouse becomes the Successor Owner of the Contract, the Account Value of the contract will be increased, as of the date that would have been the Death Benefit Valuation Date, to equal the amount of the death benefit which would have been payable if your spouse had not become the Successor Owner of the Contract. If the Account Value is increased under this provision, the Company will deposit the amount of the increase into the Fixed Accumulation Account Option. There is no additional charge associated with this feature.
If the death benefit which would have been payable is equal to the Account Value as of the date that would have been the Death Benefit Valuation Date, there will be no change in the Account Value of the Contract.
For purposes of determining the date that would have been the Death Benefit Valuation Date, the election to become Successor Owner will be deemed to be instructions as to the form of death benefit. Therefore, the date that would have been the Death Benefit Valuation Date will be the later of the date we receive Due Proof of Death of the Owner, or the date we receive a Successor Owner election, but never later than one year after the date of death of the Owner.
If your spouse becomes the Successor Owner of the Contract, any Contingent Deferred Sales Charge which would otherwise apply on surrender will be waived, except that if any additional purchase payments are paid by the Successor Owner, Contingent Deferred Sales Charges will apply as described in this Contract, to those additional purchase payments only.
Payment of Benefits
When a Contract is annuitized, or when a death benefit is applied to a settlement option, the Account Value or the death benefit, as the case may be, the Company promises to pay a stream of benefit payments for the duration of the settlement option selected. Benefit payments are based on the account value and generally may be calculated and paid: (1) as variable dollar payments; (2) as fixed dollar payments; or (3) as a combination of both. There is no additional charge associated with the form of Death Benefit election. The stream of payments, whether variable dollar or fixed dollar, is an obligation of the Company’s general account. However, only the amount of fixed dollar payments is guaranteed by the Company. The Owner (or Payee) bears the risk that any variable dollar payment may be less than the variable dollar base payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently. Transfers between variable dollar payments and fixed dollar payments are not permitted, but transfers of Benefit Units among Subaccounts are permitted once each 12 months after variable dollar payments have been paid for at least 12 months. The formulas for transferring Benefit Units among Subaccounts during the Benefit Payment Period are set forth in the Statement of Additional Information.

SETTLEMENT OPTIONS
Settlement Options
The Company will make periodic payments in any form of settlement option that is acceptable to it at the time of an election. The standard forms of settlement options are described below. Payments under any settlement option may be in monthly, quarterly, semiannual or annual payment intervals. If the amount of any regular payment under the form of settlement option elected would be less than $50, an alternative form of settlement option will have to be elected. The Company, in its discretion, may require benefit payments to be made by direct deposit or wire transfer to the account of a designated Payee.
The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform to the change. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed or commuted (i.e., redeemed at present value). Other settlement options may be commuted as described in the Commuted Values section of this prospectus.
The dollar amount of benefit payments will vary with the frequency of the payment interval and the duration of the payments. Generally, each payment in a stream of payments will be lesser in amount as the frequency of payments increases, or as the length of the payment period increases, because more payments will be paid. For life contingent settlement options, each payment in the stream of payments will generally be lesser in amount as the life expectancy of the Annuitant or Beneficiary increases because more payments are expected to be paid.
Income for a Fixed Period: The Company will make periodic payments for a fixed period of 5 to 30 years. (Payment intervals of 1 to 4 years are available for death benefit settlement options only.)
Life Annuity with Payments for a Fixed Period: The Company will make periodic payments for a specified fixed period, or until the death of the person on whose life benefit payments are based if he or she lives longer than the fixed period.
Joint and One-Half Survivor Annuity: The Company will make periodic payments until the death of the primary person on whose life benefit payments are based; thereafter, the Company will make one-half of the periodic payment until the death of the secondary person on whose life benefit payments are based.
Income for a Fixed Period, Not to Exceed Life Expectancy: The Company will make periodic payments for a fixed period equal to the life expectancy of the person on whose life benefit payments are based, as determined under life expectancy tables adopted by the Health Care Financing Administration. If this option is elected, the Contract is irrevocable and has no value that can be assigned, surrendered, loaned, commuted or withdrawn. The first payment will be paid as of the last day of the initial payment interval.
For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40%male) with interest at 1% per year, compounded annually.
For all other Contracts, the Company uses applicable 1983 annuity mortality tables with interest at 2% per year, compounded annually.

Considerations in Selecting a Settlement Option and Payment Forms
Periodic payments under a settlement option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life benefit payments are based, the frequency of the payment interval (monthly, quarterly, semi-annual or annual), and the payment form selected (fixed dollar or variable dollar).
•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.
•	For life contingent settlement options, the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.
•	Fixed dollar payments will remain level for the duration of the payment period.
•	The actual amount of each variable dollar payment may vary from payment to payment regardless of the duration of the payment period. The actual amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected. The daily investment factor and the assumed interest rate also affect the amount by which variable dollar payments increase or decrease.
Additional information about fixed dollar payments, variable dollar payments, the daily investment factor, and the assumed interest rate is included in the Calculation of Benefit Payments and Glossary of Financial Terms sections of this prospectus.

THE CONTRACTS
Each Contract is an agreement between the Company and the Owner. Values, benefits and charges are calculated separately for each Contract. Because the Company is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to operate, the availability of certain Contract rights and provisions in a given State may depend on that State’s approval of the Contracts. Where required by state law or regulation, the Contracts will be modified accordingly. The Contracts also may be modified as necessary to meet the requirements for inclusion as an investment option in the Texas Optional Retirement Program or other retirement program.
Right to Cancel
The Owner of a Contract may cancel it before midnight of the tenth day following the date the Owner receives the Contract. For a valid cancellation, the Contract must be returned to the Company, and written notice of cancellation must be given to the Company, or to the agent who sold the Contract, by that deadline. If mailed, the return of the Contract or the notice is effective on the date it is postmarked, with the proper address and with postage paid. If the Owner cancels the Contract, the Contract will be void and the Company will refund the purchase payment(s) paid for it plus or minus any investment gains or losses under the Contract as of the end of the Valuation Period during which the returned Contract is received by the Company. When required by state or federal law, the Company will return the purchase payments without any investment gain or loss, during all or part of the right to cancel period. In addition, when required by state or federal law, the Company will return the Purchase Payments in full, without deducting any fees or charges, during all or part of the right to cancel period. When required by state law, the right to cancel period may be longer than 10 days. During the right to cancel period specified on the first page of the Contract, the Company reserves the right to allocate all purchase payments to either the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will allocate the Account Value as of the end of the right to cancel period to the Fixed Account options and/or to the Subaccounts in the percentages that the Owner instructed.
Ownership Provisions
Owner: The Owner is the person with authority to exercise rights and receive benefits under the Contract (e.g., make allocations among investment options, elect a settlement option, designate the Annuitant, Beneficiary and Payee). An Owner must ordinarily be a natural person, or a trust or other legal entity holding a contract for the benefit of a natural person. Ownership of a non-tax-qualified Contract may be transferred, but transfer may have adverse tax consequences. Ownership of a tax-qualified Contract may not be transferred. Unless otherwise elected or required by law, a transfer of Ownership will not automatically cancel a designation of an Annuitant or Beneficiary or any settlement options election previously made.
Joint Owners: There may be joint Owners of a non-tax-qualified Contract. Joint Owners may each exercise transfer rights and make purchase payment allocations independently. All other rights must be exercised by joint action. A surviving joint Owner who is not the spouse of a deceased Owner may not become a Successor Owner, but will be deemed to be the Beneficiary of the death benefit which becomes payable on the death of the first Owner to die, regardless of any Beneficiary designation.
Successor Owner: The surviving spouse of a deceased Owner may become a Successor Owner if the surviving spouse was either the joint Owner or sole surviving Beneficiary under the Contract. In order for a spouse to become a Successor Owner, the Owner must make an election prior to the Owner’s death, or the surviving spouse must make an election within one year of the Owner’s death.
Annuitant: The Annuitant is the person whose life is the measuring life for life contingent annuity benefit payments. The Annuitant must be the same person as the Owner under a tax-qualified Contract. The Owner may designate or change an Annuitant under a non-tax-qualified Contract. Unless otherwise elected or required by law, a change of Annuitant will not automatically cancel a designation of a Beneficiary or any settlement option election previously made.

Beneficiary: The person entitled to receive the death benefit. The Owner may designate or change the Beneficiary, except that a surviving joint Owner will be deemed to be the Beneficiary regardless of any designation. Unless otherwise elected or required by law, a change of Beneficiary will not automatically cancel a designation of any Annuitant or any settlement option election previously made. If no Beneficiary is designated, and there is no surviving joint Owner, the Owner’s estate will be the Beneficiary. The Beneficiary will be the measuring life for life contingent death benefit payments.
Payee: Under a tax-qualified Contract, the Owner-Annuitant is the Payee of annuity benefits. Under a non-tax-qualified Contract, the Owner may designate the Annuitant or the Owner as the Payee of annuity benefits. Irrevocable naming of a Payee other than the Owner can have adverse tax consequences. The Beneficiary is the Payee of the death benefit.
Assignee: Under a tax-qualified Contract, assignment is not permitted. The Owner of a non-tax-qualified Contract may assign most of his/her rights or benefits under a Contract. Assignment of rights or benefits may have adverse tax consequences.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
The Company is a stock life insurance company incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of variable and fixed annuity policies. The home office of the Company is located at 525 Vine Street, Cincinnati, Ohio 45202.
The Company is a wholly owned subsidiary of Great American Life Insurance Company® which is a wholly owned subsidiary of Great American Financial Resources®, Inc. (“GAFRI”), a publicly traded insurance holding company (NYSE: GFR). GAFRI is in turn indirectly controlled by American Financial Group, Inc., a publicly traded holding company (NYSE: AFG).
The Company may from time to time publish in advertisements, sales literature and reports to Owners the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s, and Fitch. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect A.M. Best Company’s opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Ratings of the Company do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
The Company and GAA are involved in various kinds of routine litigation which, in management’s judgment, are not of material importance to their assets or the Separate Account. There are no pending legal proceedings against the Separate Account.

THE SEPARATE ACCOUNT
The Separate Account was established by the Company on November 7, 2001 as an insurance company separate account under the laws of the State of Ohio pursuant to resolution of the Company’s Board of Directors. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account.
The assets of the Separate Account are owned by the Company, but they are held separately from the other assets of the Company. Under Ohio law, the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the Company. Income, gains and losses incurred on the assets in the Separate Account, whether realized or not, are credited to or charged against the Separate Account, without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account maintained by the Company. The assets of the Separate Account will be held for the exclusive benefit of Owners of, and the persons entitled to payment under, the Contracts offered by this prospectus and all other contracts issued by the Separate Account. The obligations under the Contracts are obligations of the Company.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the contracts. Its business address is 525 Vine Street, Cincinnati, Ohio 45202. GAA is a wholly-owned subsidiary of Great American Financial Resources, Inc. and an affiliate of the Company.
The Contracts are sold by insurance agents who are also registered representatives of (1) GAA or (2) other broker-dealers that have entered into selling agreements with GAA. GAA and the other broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the National Association of Securities Dealers, Inc. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.
The Company pays commissions to GAA for promotion and sale of the contracts. GAA retains the commissions for sales made through its registered representatives, or pays the commissions to other broker-dealers for sales made through their registered representatives. GAA and the other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a contract. The maximum percentage is 8.5% of the purchase payments received from a contract. Commissions paid by the Company may also be calculated as a percentage of the contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the contract value on an annual basis.
Commissions paid on the Contracts and payments for other services are not charged directly to you or your Account Value, but are charged indirectly through fees and charges imposed under the Contracts. If these fees and charges are not sufficient to cover the commissions and other payments, any deficiency will be made up from our general assets
Amounts paid by the Company to GAA for 2006, 2005 and 2004 were $950,210, $771,921 and $751,767, respectively, which amount includes compensation related to other contracts issued through Annuity Investors Variable Account C.
GAA may enter into revenue sharing, shelf space, and other arrangements with broker-dealers under which GAA pays them additional compensation for services that they provide in connection with the distribution of the Contracts (such as providing access to their distribution networks, sponsoring conferences, seminars, sales programs or training programs for registered representatives or other employees, paying travel expenses incurred in connection with these events, and sponsoring sales and advertising campaigns related to the Contracts) or additional compensation for administrative or operational expenses. These arrangements may not be applicable to all firms in the selling network, the terms of these arrangements may differ between firms, and the compensation payable under these arrangements may include cash compensation, non-cash compensation, or other benefits. Compensation paid under these arrangements will not result in any additional direct charge to you. Compensation under these arrangements may provide an incentive for a selling firm or its registered representatives to favor the sale of the Contracts over other financial products available in the marketplace.
A Portfolio may compensate the Company or GAA for the distribution and operational services that the Company or GAA provides and the costs that it incurs in providing these services. For example, each business day, we aggregate all purchase, redemption, and transfer requests from Contract owners with respect to a Portfolio and submit one request to the applicable Portfolio. As a result, the Portfolio does not incur the expenses related to processing individual requests from Contract owners. GAA also maintains the distribution network that supports the sale of our variable annuity products that invest in the Portfolios. Payments from a Portfolio to the Company or GAA for these services may be made pursuant to (1) the Portfolio’s Rule 12b-1 plan, in which case the payments are deducted from the Portfolio’s assets or (2) service, administration, sub-transfer or similar agreements between the Company or GAA and the Portfolio’s investment adviser or its affiliate.

FEDERAL TAX MATTERS
This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information.
The tax information provided in the prospectus and Statement of Additional Information is not intended or written to be used as legal or tax advice. It is written solely to provide information related to the sale and holding of the Contracts. As a taxpayer, you cannot use it for the purpose of avoiding penalties that may be imposed under the tax laws. You should seek advice on legal or tax questions based on your particular circumstances from an independent attorney or tax advisor.
Tax Deferral on Annuities
Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when the Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Account Value, although the plan itself may provide a tax deferral to the participating employee. For a group nonqualified Contract where the Owner has no rights over the separate interests, this rule is applied to each participant who is not a natural person.
Tax-Qualified Retirement Plans
Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (individual retirement annuities), and 457(g) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.
The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including individual retirement annuities (“IRAs”), you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits.
Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to a non-tax-qualified Contract are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to non-tax-qualified Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.
Individual Retirement Annuities
IRC Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer will not be includable in the gross income of the employee until the employee receives distributions from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned on the Contract.

Roth IRAs
IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1/2, become disabled, or died, or for qualified first-time homebuyer expenses.
Tax-Sheltered Annuities
IRC 403(b) of the Code permits contributions to a “tax-sheltered annuity” or “TSA” for the employees of public schools and certain charitable, religious, educational and scientific organizations described in IRC Section 501(c)(3). TSA contributions and Contract earnings are generally not included in the gross income of the employee until the employee receives distributions from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, severs employment, becomes disabled, incurs a hardship, or dies. The Texas ORP or any other plan under which the Contract was purchased may impose additional restrictions.
Texas Optional Retirement Program
The Texas Optional Retirement Program (“ORP”) provides for the purchase of IRC 403(b) Tax-Sheltered Annuities with fixed employer and employee contributions. Amounts attributable to such contributions cannot be distributed until the employee terminates employment from all Texas public institutions of higher education, retires, attains age 70 1/2, or dies. Amounts attributable to employer contributions vest after one year of participation. Distributions require written certification from the employer of the employee’s vesting status and, if the employee is living and under age 70 1/2, the employee’s retirement or other termination from employment.
Pension, Profit–Sharing, and 401(k) Plans
IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract for their specific needs.
Roth TSAs and Roth 401(k)s
IRC Section 402A permits participants in certain TSA programs or 401(k) plans to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA or 401(k) plan are included in the participant’s taxable income as earned. Distributions are considered to come proportionally from contributions and earnings. Distributions attributable to contributions are tax-free. Distributions attributable to earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the Owner has attained age 59 1/2, become disabled, or died. Amounts attributable to Roth TSA and Roth 401(k) contributions are subject to the same distribution restrictions that apply to other amounts attributable to TSA or 401(k) contributions made under a salary reduction agreement. The plan may impose additional restrictions.
Governmental Deferred Compensation Plans
State and local government employers may purchase annuity contracts to fund deferred compensation plans for the benefit of their employees described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1/2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions.
Nonqualified Deferred Compensation Plans
Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include deferred compensation plans of non-governmental tax-exempt employers described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, benefits payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules
The following chart summarizes the basic income tax rules governing tax-qualified and non-tax-qualified Contracts.

	Tax-Qualified Contracts and Employer Plans	Basic Non-Tax-Qualified Contracts
Plan Types	• IRC §401 (Pension, Profit–Sharing, 401(k))	IRC §72 only
• IRC §403(b) (Tax-Sheltered Annuities)
• IRC §408 (IRA, SEP, SIMPLE IRA)
• IRC §408A (Roth IRA)
• IRC §402A (Roth TSA or Roth 401(k))
• IRC §457
• IRC §409A (Nonqualified Deferred Compensation)

Who May Purchase a Contract	Natural person, employer, or employer plan. Nonqualified deferred compensation plans will generally lose tax-deferred status of Contract itself.	Anyone. Non-natural person may purchase but will generally lose tax-deferred status.

Restrictions on Distributions	Distributions from tax-qualified Contracts may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.	None.

Taxation of Surrenders	If there is an after-tax “investment in the contract,” a pro rata portion of the amount surrendered is taxable income based on the ratio of “investment in the contract” to Account Value. Usually, 100% of distributions from a qualified plan must be included in taxable income because there were no after-tax contributions and therefore no “investment in the contract.” Distributions from §408A Roth IRA or §402A Roth TSA or Roth 401(k) are completely tax free if certain requirements are met.	Account Value in excess of “investment in the contract” is included in taxable income. Generally, the “investment in the contract” will equal the sum of all purchase payments less prior non-taxable withdrawals. Surrenders are deemed to come from earnings first, and “investment in the contract” last.

For a Contract purchased through a IRC §1035 exchange that includes contributions made before August 14, 1982, withdrawals are not taxable until those contributions have been returned in full.

Taxation of Benefit Payments (annuity benefit payments or death benefit payments)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a §408A Roth IRA or §402A Roth TSA or Roth 401(k) are completely tax free if certain requirements are met.

Taxation of Lump Sum Death Benefit	Taxed to recipient generally in same manner as full surrender.

Possible Penalty Taxes for Surrenders and Benefit Payments Before Age 59 1/2	Taxable portion of payments made before age 59 1/2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans or §409A nonqualified deferred compensation plans. Other exceptions may apply.	Taxable portion of payments made before age 59 1/2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment of Contract/Transfer of Ownership	Assignment and transfer of Ownership generally not permitted.	Generally, deferred earnings taxable to transferor on transfer or assignment; transferee’s “investment in the contract” is increased by same amount. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plan Contracts are subject to 20% mandatory withholding on taxable portion unless direct rollover. Distributions under nongovernmental §457(b) plan, 457(f) plan, and nonqualified deferred compensation plan are subject to wage withholding. For all other payments, Payee may elect to have taxes withheld or not.	Generally, Payee may elect to have taxes withheld or not.

Required Minimum Distributions
The Contracts are subject to the required minimum distribution (“RMD”) rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.
If the Contract is nonqualified or is a Roth IRA, then there are no required minimum distributions during life. For all tax-qualified Contracts other than Roth IRAs, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, a participant who is not a 5% owner of the employer may delay required minimum distributions from the employer’s Tax-Sheltered Annuity Plan, Pension, Profit-Sharing, or 401(k) Plan, or Governmental Deferred Compensation Plan until April 1 following the year in which the participant retires from the employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.
Both nonqualified and tax-qualified Contracts are subject to required minimum distributions after death. Generally, if payments have begun under a settlement option during life, then after death any remaining payments must be made at least as rapidly as those before death. If payments have not begun under a settlement option during life, then the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the beneficiary’s life expectancy. If the Contract is nonqualified or is a traditional IRA or Roth IRA, a spouse beneficiary may elect out of these requirements, and apply the required minimum distribution rules as if the contract were his or her own.

CALCULATION OF BENEFIT PAYMENTS
Fixed Dollar Payments
Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, applicable premium taxes or any other applicable amounts) by the amount of the payment per $1,000 of value which the Company is currently paying for settlement options of that type. This amount is then reduced by a pro rata portion of the contract maintenance fee. This reduction is equal to the amount of the fee divided by the number of benefit payments to be made over a 12-month period. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.
For Contracts issued after May 1, 2004 in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40% male) with interest at 1% per year, compounded annually. For other tax-qualified Contracts, the Company uses 1983 annuity mortality tables for blended lives (60% female/40% male) with interest at 2% per year, compounded annually. For other non-tax-qualified Contracts, the Company uses 1983 annuity mortality tables for male and female lives with interest at 2% per year, compounded annually. Where required by state law, the Company uses blended tables for all Contracts. The minimum monthly payment per $1,000 of value for the Company’s standard settlement options is set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.
Variable Dollar Payments
The variable dollar base payment is the amount it would be if it were a fixed dollar payment calculated at the Company’s minimum guaranteed settlement option factors.
The amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the base payment includes a fixed rate of interest, payments will be less than the base payment if the net investment performance of the applicable Subaccounts is less than that rate of interest. Payments will be more than the base payment if the net investment performance of the applicable Subaccount(s) is greater than that rate of interest.
The amount of each payment is the sum of the payment due for each Subaccount selected. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is the Benefit Unit Value for that Subaccount, as of the end of the fifth Valuation Period preceding the due date of the payment.
Each variable dollar payment is reduced by a pro rata portion of the contract maintenance fee. This reduction is equal to the amount of the fee divided by the number of benefit payments to be made over a 12-month period.
The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the variable dollar base payment among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Glossary of Financial Terms of this prospectus.
Commuted Values
After receiving benefits under a Contract for at least 5 years, the person entitled to payments may elect to receive a lump-sum commuted value of the remaining benefit payments. The commuted value is less than the sum of payments not made because those payments include interest. The commuted value at any time is an amount equal to the payments not yet made under the settlement option less interest from the date of each payment not yet made. The interest rate used to calculate the commuted value of payments may not be the same interest rate originally used to establish the payments under the settlement option. The Company will, upon request, provide information on the then current commuted value, if any, of any non-life contingent settlement option elected.
Payments contingent on life may not be commuted. A Beneficiary may not commute payments under a settlement option elected by the Owner.

GLOSSARY OF FINANCIAL TERMS
The following financial terms explain how the variable portion of the Contracts is valued. Read these terms in conjunction with the Definitions section of this prospectus.
Account Value
The value of a Contract during the Accumulation Period is referred to as the “Account Value.” The Account Value at any given time is the sum of (1) the value of the Owner’s interest in the Fixed Account options as of that time; and (2) the value of the Owner’s interest in the Subaccounts as of that time. The value of the Owner’s interest in the Subaccounts at any time is equal to the sum of the number of Accumulation Units for each Subaccount attributable to that Contract multiplied by the Accumulation Unit Value for the applicable Subaccount at the end of that Valuation Period. The Account Value at any time is net of any charges, deductions, withdrawals, surrender, and/or outstanding loans incurred prior to or as of the end of that Valuation Period.
Accumulation Units
Amounts allocated or transferred to a Subaccount are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to the Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the amount allocated is received by the Company, or as of the end of the Valuation Period in which the transfer is made.
Accumulation Units will be canceled as of the end of the Valuation Period during which one of the following events giving rise to cancellation occurs:
•	transfer from a Subaccount
•	surrender or withdrawal from a Subaccount
•	payment of a death benefit
•	application of the amounts in a Subaccount to a settlement option
•	deduction of the contract maintenance fee
•	deduction of a transfer fee
Accumulation Unit Value: The initial Accumulation Unit Value for each Subaccount other than the money market Subaccount was set at $10. The initial Accumulation Unit Value for the money market Subaccount was set at $1. The initial Accumulation Unit Value for a Subaccount was established at the inception date of the Separate Account, or on the date the Subaccount was established, if later. The Company establishes distinct Accumulation Unit Values for Contracts with different Separate Account fee structures, as described in the Expense Tables.
After the initial Accumulation Unit Value is established, the Accumulation Unit Value for a Subaccount at the end of each Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period.
A Net Investment Factor of 1 produces no change in the Accumulation Unit Value for that Valuation Period. A Net Investment Factor of more than 1 or less than 1 produces an increase or a decrease, respectively, in the Accumulation Unit Value for that Valuation Period. The Accumulation Unit Value will vary to reflect the investment experience of the applicable Portfolios.
Benefit Unit Value: The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. The Company will establish distinct Benefit Unit Values for Contracts with different Separate Account fee structures, as described in the Expense Tables.
The Benefit Unit Value for a Subaccount at the end of each Valuation Period after the first is the Benefit Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplied by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate which is already incorporated in the calculation of variable dollar payments.

For applicable Contracts issued after May 1, 2004, the assumed daily investment factor is based on the assumed net investment rate for the Settlement Option Table that is used to fix the base payment. It generally will not be greater than 0.99997236, which is the factor based on a net investment rate of 1% per year, compounded annually, as reflected in the guaranteed Settlement Option Tables. For all other Contracts, the assumed daily investment factor (0.99994521) is based on the assumed net investment rate of 2% per year, compounded annually, that is reflected in the Settlement Option Tables.
Net Investment Factor: The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing NAV2 by NAV1 and subtracting a factor representing the mortality and expense risk charge and the administration charge (as well as the charges for any optional riders or endorsements) deducted from the Subaccount during that Valuation Period, where:
NAV1 is equal to the Net Asset Value for the Portfolio for the preceding Valuation Period; and
NAV2 is equal to the Net Asset Value for the Portfolio for the current Valuation Period plus the per share amount of any dividend or net capital gain distributions made by the Portfolio during the current Valuation Period, and plus or minus a per share charge or credit if the Company adjusts its tax reserves due to investment operations of the Subaccount or changes in tax law.
In other words, the Net Investment Factor represents the percentage change in the total value of assets invested by the Separate Account in a Portfolio. That percentage is then applied to Accumulation Unit Values and Benefit Unit Values as described in the discussion of those terms in this section of the prospectus.

PERFORMANCE INFORMATION
Performance Information
From time to time, we may advertise yields and/or total returns for the Subaccounts. These figures are based on historical information and are not intended to indicate future performance. Performance data and a more detailed description of the methods used to determine yield and total return are included in the Statement of Additional Information.
Yield Data
The “yield” of the money market Subaccount refers to the annualized income generated by an investment in that Subaccount over a specified seven-day period. The “effective yield” of the money market Subaccount is the same as the “yield” except that it assumes reinvestment of the income earned in that Subaccount. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. We do not advertise yields for any Subaccount other than the money market Subaccount.
Total Return Data
We may advertise two types of total return data: “average annual total return” and “cumulative total return.” Average annual total return is presented in both standardized and non-standardized form. “Standardized” total return data reflects the deduction of all charges that apply to all Contracts of that type, except for premium taxes. The contingent deferred sales charge (“CDSC”) reflected in standardized total return is the percentage CDSC that would apply at the end of the period presented assuming the purchase payment was received on the first day of the period presented. “Non-standardized” total return data does not reflect the deduction of CDSCs and contract maintenance fees. Cumulative total return data is currently presented only in non-standardized form.
Total return data that does not reflect the CDSC and other charges will be higher than the total return realized by an Owner who incurs the charges. Total return data will be higher for a Contract without any optional features than for a Contract with such features.
“Average annual total return” is either hypothetical or actual return data that reflects performance of a Subaccount for a one-year period or for an average of consecutive one-year periods. If average annual total return data is hypothetical, it reflects performance for a period of time before the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, average annual total return will be presented for these periods, although other periods may be presented as well.
“Cumulative total return” is either hypothetical or actual return data that reflects the performance of a Subaccount from the beginning of the period presented to the end of the period presented. If cumulative total return data is hypothetical, it reflects performance for a period of time before the Subaccount commenced operations.
Other Performance Measures
We may include in reports and promotional literature rankings of the Subaccounts, the Separate Account or the Contracts, as published by any service, company, or person that ranks separate accounts or other investment products on overall performance or other criteria. Examples of companies that publish such rankings are Lipper Analytical Services, Inc., VARDS, IBC/Donoghue’s Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor’s Indices, Dow Jones Industrial Average, and Morningstar.
We may also:
•	compare the performance of a Subaccount with applicable indices and/or industry averages;
•	present performance information that reflects the effects of tax-deferred compounding on Subaccount investment returns;
•	compare investment return on a tax-deferred basis with currently taxable investment return;
•	illustrate investment returns by graphs, charts, or otherwise

THE REGISTRATION STATEMENT
We filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at the SEC’s web site: http://www.sec.gov. The registration number for the Contracts is 333-88302.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information containing more details concerning the subjects discussed in this prospectus is available. The following is the table of contents for the Statement of Additional Information:
Copies of the Statement of Additional Information dated May 1, 2007 are available without charge. To request a copy, please clip this coupon on the dotted line below, enter your name and address in the spaces provided, and mail to: Annuity Investors Life Insurance Company, P.O. Box 5423, Cincinnati, Ohio 45201-5423. You may also call the Company at 1-800-789-6771, or visit us at our web site www.gafri.com to request a copy.

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APPENDIX A: CONDENSED FINANCIAL INFORMATION

	Number of
Standard Accumulation	Standard Accumulation Units
Unit Value	Outstanding	Year
AIM V.I. Capital Development Fund-Series II Shares
17.205441	12,552.113	12/31/06
15.047251	3,421.356	12/31/05
14.001500	2,478.483	12/31/04
12.350046	1,463.141	12/31/03
9.295915	4.620	12/31/02
AIM V.I. Core Equity Fund-Series I Shares
10.794324	5,335.560	12/31/06
AIM V.I. Financial Services Fund-Series I Shares
15.455965	5,717.770	12/31/06
13.495535	1,951.469	12/31/05
12.955934	1,132.734	12/31/04
12.120987	223.534	12/31/03
9.508153	4.602	12/31/02
AIM V.I. Global Health Care Fund-Series I Shares
13.676798	3,339.535	12/31/06
13.213994	3,122.693	12/31/05
12.422775	1,933.827	12/31/04
11.748450	227.086	12/31/03
9.340507	4.582	12/31/02
AIM V.I. Government Securities Fund-Series II Shares
10.460630	4,280.789	12/31/06
10.297994	3,193.093	12/31/05
10.325051	1,993.882	12/31/04
10.265292	859.713	12/31/03
10.338868	4.490	12/31/02
AIM V.I. Mid Cap Core Equity Fund-Series II Shares
15.901972	3,613.553	12/31/06
14.568190	2,278.236	12/31/05
13.808384	1,507.535	12/31/04
12.361973	12.905	12/31/03
9.889956	4.540	12/31/02
AIM V.I. Small Cap Equity Fund-Series II Shares
12.445631	760.135	12/31/06
10.804291	132.231	12/31/05
10.174541	0.000	12/31/04
AIM V.I. Small Cap Growth Fund-Series I Shares
16.811065	5,775.995	12/31/06
14.976566	4,059.200	12/31/05
14.475591	3,798.680	12/31/04
12.922196	8.598	12/31/03
9.844124	4.600	12/31/02
AIM V.I. Utilities Fund-Series II Shares
16.634820	14,388.613	12/31/06
13.503290	3,273.578	12/31/05
11.779537	2,006.527	12/31/04
11.632377	544.189	12/31/03
9.941737	4.600	12/31/02

	Number of
Standard Accumulation	Standard Accumulation Units
Unit Value	Outstanding	Year
American Century VP Large Company Value Fund-Class II Shares
12.675321	5,239.918	12/31/06
10.759070	1,132.847	12/31/05
10.359777	0.000	12/31/04
American Century VP Mid Cap Value Fund-Class II Shares
13.384899	6,904.739	12/31/06
11.319325	5,297.819	12/31/05
10.528682	759.795	12/31/04
American Century VP Ultra® Fund-Class II Shares
9.887850	1,621.947	12/31/06
10.405895	3,249.274	12/31/05
10.375090	769.523	12/31/04
American Century VP VistaSM Fund-Class I Shares
11.855601	14,768.327	12/31/06
11.057991	2,801.207	12/31/05
10.397136	0.000	12/31/04
Dreyfus IP Technology Growth Portfolio-Initial Shares
10.628168	1,668.274	12/31/06
10.359578	0.000	12/31/05
10.148837	0.000	12/31/04
The Dreyfus Socially Responsible Growth Fund, Inc.-Service Shares
13.172068	1,790.827	12/31/06
12.291378	2,068.266	12/31/05
12.091635	2,371.868	12/31/04
11.604768	1,171.365	12/31/03
9.380402	307.160	12/31/02
Dreyfus Stock Index Fund, Inc.-Service Shares
15.334857	42,231.547	12/31/06
13.533406	50,851.493	12/31/05
13.175650	25,319.223	12/31/04
12.139244	8,211.043	12/31/03
9.636045	800.395	12/31/02
Dreyfus VIF Appreciation Portfolio-Service Shares
13.628145	14,469.234	12/31/06
11.923611	12,195.776	12/31/05
11.643677	5,568.564	12/31/04
11.296599	3,435.850	12/31/03
9.503473	4.632	12/31/02
Dreyfus VIF Money Market Portfolio
1.017704	38,734.948	12/31/06
0.989633	38,815.369	12/31/05
0.980155	8,614.595	12/31/04
0.988836	30,434.344	12/31/03
0.998339	45.000	12/31/02
Janus Aspen Series Balanced Portfolio-Service Shares
13.540793	40,640.732	12/31/06
12.468684	48,567.258	12/31/05
11.775254	41,765.259	12/31/04
11.055380	21,649.322	12/31/03
9.881671	1,718.883	12/31/02

	Number of
Standard Accumulation	Standard Accumulation Units
Unit Value	Outstanding	Year
Janus Aspen Series International Growth Portfolio-Service Shares
19.535740	12,383.879	12/31/06
13.546016	4,442.723	12/31/05
10.438379	0.000	12/31/04
Janus Aspen Series Large Cap Growth Portfolio-Service Shares
14.062790	9,108.983	12/31/06
12.865715	8,706.867	12/31/05
12.576259	4,052.962	12/31/04
12.271033	1,271.373	12/31/03
9.485980	4.620	12/31/02
Janus Aspen Series Mid Cap Growth Portfolio-Service Shares
18.691014	1,548.320	12/31/06
16.772144	1,027.770	12/31/05
15.221890	509.632	12/31/04
12.846310	4.600	12/31/03
9.689589	4.600	12/31/02
Janus Aspen Series INTECH Risk-Managed Core Portfolio-Service Shares
12.187603	0.000	12/31/06
11.186812	0.000	12/31/05
10.254876	0.000	12/31/04
Neuberger Berman AMT Fasciano Portfolio-Class S
13.987702	824.514	12/31/06
13.512150	632.528	12/31/05
13.351418	632.528	12/31/04
12.133627	4.510	12/31/03
9.861928	4.510	12/31/02
Neuberger Berman AMT Guardian Portfolio-Class S
16.420788	2,631.771	12/31/06
14.772427	2,420.006	12/31/05
13.887835	2,147.237	12/31/04
12.220142	4.500	12/31/03
9.453942	4.500	12/31/02
Oppenheimer Balanced Fund/VA-Service Shares
14.967701	32,047.486	12/31/06
13.727655	32,692.009	12/31/05
13.462894	16,454.602	12/31/04
12.467123	6,784.438	12/31/03
10.163648	2,407.651	12/31/02
Oppenheimer Capital Appreciation Fund/VA-Service Shares
14.451259	13,837.985	12/31/06
13.644828	13,590.400	12/31/05
13.229804	8,338.446	12/31/04
12.616500	359.222	12/31/03
9.813083	4.640	12/31/02
Oppenheimer Global Securities Fund/VA-Service Shares
19.966930	14,334.908	12/31/06
17.297226	14,113.886	12/31/05
15.418627	5,085.174	12/31/04
13.186951	225.550	12/31/03
9.382674	4.623	12/31/02

	Number of
Standard Accumulation	Standard Accumulation Units
Unit Value	Outstanding	Year
Oppenheimer Main Street Fund®/VA-Service Shares
12.144437	9,545.017	12/31/06
10.759664	7,879.071	12/31/05
10.345742	1,247.178	12/31/04
Oppenheimer Main Street Small Cap Fund/VA-Service Shares
19.253826	11,564.509	12/31/06
17.073108	12,885.297	12/31/05
15.821683	9,658.659	12/31/04
13.497483	910.231	12/31/03
9.511753	4.530	12/31/02
PIMCO High Yield Portfolio-Administrative Class
15.636915	14,501.158	12/31/06
14.571764	20,069.807	12/31/05
14.228635	21,071.313	12/31/04
13.203953	3,981.034	12/31/03
10.919931	4.440	12/31/02
PIMCO Real Return Portfolio-Administrative Class
12.177458	58,154.013	12/31/06
12.293247	56,915.137	12/31/05
12.241896	47,186.289	12/31/04
11.425913	28,063.985	12/31/03
10.669667	3,087.188	12/31/02
PIMCO Total Return Portfolio-Administrative Class
11.478473	45,122.257	12/31/06
11.237789	45,620.040	12/31/05
11.152252	33,118.854	12/31/04
10.810115	20,389.711	12/31/03
10.460778	3,626.722	12/31/02
Rydex VT Sector Rotation Fund
15.422686	8,475.522	12/31/06
14.077848	2,158.365	12/31/05
12.587490	1,519.644	12/31/04
11.559558	899.629	12/31/03
9.045614	4.550	12/31/02
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
11.363946	8,742.025	12/31/06
11.138526	10,694.220	12/31/05
10.866970	5,301.822	12/31/04
10.586379	2,735.916	12/31/03
10.284099	4.499	12/31/02
Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I
19.773592	13,931.022	12/31/06
16.656660	7,780.954	12/31/05
15.079175	2,855.043	12/31/04
13.379216	1,181.210	12/31/03
9.610544	4.600	12/31/02
Van Kampen UIF U.S. Real Estate Portfolio-Class I
26.926909	25,509.079	12/31/06
19.831863	18,747.212	12/31/05
17.226169	12,918.365	12/31/04
12.840820	1,975.515	12/31/03
9.491939	4.591	12/31/02

	Number of
Standard Accumulation	Standard Accumulation Units
Unit Value	Outstanding	Year
Van Kampen UIF Value Portfolio-Class I
17.225226	36,976.102	12/31/06
14.982716	18,539.211	12/31/05
14.568529	9,759.388	12/31/04
12.570211	995.874	12/31/03
9.529623	4.580	12/31/02
The above tables give year-end Accumulation Unit information for each Subaccont from the end of the year of inception to December 31, 2006. This information should be read in conjunction with the Separate Account financial statements including the notes to those statements. The beginning Accumulation Unit Value for each Subaccount shown other than the Dreyfus VIF Money Market Portfolio Subaccount was 10.00000 as of August 1, 2002 (the effective date of the Subaccounts) for the AIM Variable Insurance Fund Subaccounts (other than AIM V.I. Small Cap Equity Fund Subaccount), the Dreyfus Socially Responsible Growth Fund Subaccount, the Dreyfus Stock Fund Subaccount, the Dreyfus Variable Investment Fund Subaccounts, the Janus Aspen Series Balanced Portfolio, the Janus Aspen Series Large Cap Portfolio, the Janus Aspen Series Mid Cap Portfolio, the Neuberger Berman Advisors Management Trust Subaccounts, the Oppenheimer Variable Account Fund Subaccounts (other than the Oppenheimer Main Street Fund® Subaccount), the PIMCO Variable Insurance Trust Subaccounts, the Rydex Variable Trust Subaccount, and Van Kampen-The Universal Institutional Funds Subaccounts; or as of December 1, 2004 (the effective date of the Subaccounts) for AIM V.I. Small Cap Equity Fund Subaccount, the four American Century Variable Portfolio Subaccounts, the Dreyfus IP Technology Growth Portfolio Subaccount, the Janus Aspen Series International Growth Portfolio Subaccount, the Janus Aspen Series INTECH Risk-Managed Core Portfolio Subaccount and the Oppenheimer Main Street Fund® Subaccount. The beginning Accumulation Unit Value for the Dreyfus VIF Money Market Portfolio Subaccount was 1.00000 as of August 1, 2002 (the effective date of the Subaccount).

APPENDIX B: PORTFOLIOS

Portfolio / Advisor	Investment Objective / Strategy
AIM Variable Insurance Funds

AIM V.I. Capital Development Fund – Series II Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing primarily in equity securities of mid-capitalization companies. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Core Equity Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is growth of capital. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings. In complying with this 80% investment requirement, the fund’s investments may include synthetic instruments. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Financial Services Fund –Series I Shares Advisor — A I M Advisors, Inc.	The fund seeks capital growth. It is actively managed. The fund invests primarily in equity securities that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The fund normally invests at least 80% of its net assets in the equity securities and equity-related instruments of companies involved in the financial services sector. The fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

AIM V.I. Global Health Care Fund – Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is capital growth. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in securities of health care industry companies. The fund may invest in debt securities issued by health care industry companies, or in equity and debt securities of other companies believed will benefit from developments in the health care industry. The fund will normally invest in securities of companies located in at least three different countries, including the United States and may invest a significant portion of its assets in the securities of U.S. issuers. However, the fund will invest no more than 50% of its total assets in the securities of issuers in any one country, other than the U.S. The fund may invest up to 20% of its total assets in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycle. The fund may also invest up to 5% of its total assets in lower-quality debt securities, i.e., “junk bonds”. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

Portfolio / Advisor	Investment Objective / Strategy
AIM V.I. Government Securities Fund – Series II Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund’s investments may include investments in synthetic instruments. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The fund may also invest up to 20% of its net assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Mid Cap Core Equity Fund – Series II Shares Advisor — I M Advisors, Inc.	The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities, including convertible securities, of mid-capitalization companies. In complying with this 80% investment requirement, the fund’s investments may include investments in synthetic instruments. The fund may invest up to 20% of its assets in equity securities of companies in other market capitalization ranges. The fund may also invest up to 20% of its assets in investment-grade debt securities, U.S. government securities, high quality money market instruments, and, as part of a risk management strategy, cash and cash equivalents, including shares of affiliated to this strategy, the fund generally invests a substantial amount of its assets in cash and cash equivalents. The fund may invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Small Cap Equity Fund–Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of small-capitalization companies. In complying with the 80% investment requirement, the fund’s investments may include synthetic instruments. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Utilities Fund – Series II Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is to seek capital growth and also current income. It is actively managed. The fund invests primarily in equity securities that the Advisor believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. The fund normally invests at least 80% of its net assets in the equity securities and equity related instruments of companies engaged in utilities-related industries. The fund may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

Portfolio / Advisor	Investment Objective / Strategy
American Century Variable Portfolios

American Century VP Large Company Value Fund – Class II Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Income is a secondary objective. In selecting stocks for the Fund, its managers look for companies whose stock price may not reflect the companies’ value. The managers attempt to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The Fund invests primarily in larger companies. Under normal market conditions, the Fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000® Index.

American Century VP Mid Cap Value Fund – Class II Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Income is a secondary objective. Its managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The Fund will invest at least 80% of its assets in securities of companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.

American Century VP Ultra® Fund – Class II Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term growth. Its managers look for stocks of large companies they believe will increase in value over time using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

American Century VP Vista SM Fund – Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Its managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio Advisor – Calamos Advisors LLC	The portfolio seeks high long-term return through growth and current income. The portfolio invests primarily in a diversified portfolio of convertible, equity and fixed-income securities. In seeking to meet its investment objective, the portfolio’s adviser utilizes highly disciplined institutional management strategies designed to help enhance investment returns while managing risk. As part of these strategies, an in-depth proprietary analysis is employed on an issuing company and its securities.

Portfolio / Advisor	Investment Objective / Strategy
Davis Variable Account Fund, Inc.

Davis Value Portfolio Advisor — Davis Selected Advisors, L.P. Sub-Advisor — Davis Selected Advisers–NY, Inc.	The fund’s investment objective is long-term growth of capital. The advisor uses the Davis Investment Discipline to invest the majority of the fund’s assets in equity securities issued by large companies with market capitalization of at least $10 billion. The advisor conducts extensive research to identify businesses that possess characteristics it believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. It aims to invest in such businesses when they are trading at a discount to their intrinsic value.

Dreyfus Portfolios

The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares Advisor — The Dreyfus Corporation	The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Dreyfus Stock Index Fund, Inc. – Service Shares Advisor — The Dreyfus Corporation	The fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

Index Sub-Investment Adviser — Mellon Equity Associates

Dreyfus Investment Portfolios — MidCap Stock Portfolio – Service Shares Investment Advisor — The Dreyfus Corporation	The portfolio seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor’s MidCap 400® Index (S&P 400). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of midsize companies.

Dreyfus Investment Portfolio Technology Growth Portfolio – Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.

Dreyfus Variable Investment Fund (“VIF”) Appreciation Portfolio – Service Shares Advisor — The Dreyfus Corporation	The portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Sub-Adviser: Fayez Sarofim & Co.

Dreyfus Variable Investment Fund (“VIF”) Money Market Portfolio Advisor — The Dreyfus Corporation	The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency. Although a money market portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio.

Portfolio / Advisor	Investment Objective / Strategy
Financial Investors Variable Insurance Trust

Ibbotson Balanced ETF Asset Allocation Portfolio – Class II Adviser — ALPS Advisers, Inc.	The Portfolio seeks to provide investors with capital appreciation and some current income. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Ibbotson Conservative ETF Asset Allocation Portfolio – Class II Adviser — ALPS Advisers, Inc.	The Portfolio seeks to provide investors with current income and preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Ibbotson Growth ETF Asset Allocation Portfolio – Class II Adviser — ALPS Advisers, Inc.	The Portfolio seeks to provide investors with capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II Adviser — ALPS Advisers, Inc.	The Portfolio seeks to provide investors with current income and capital appreciation. The Portfolio invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of exchange-traded funds (each, an “Underlying ETF” and collectively, the “Underlying ETFs”). The Portfolio will notify you in writing at least 60 days before making any changes to this policy. For the purposes of this 80% investment policy, assets are measured at the time of purchase.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund – Class 2 Advisor — Templeton Investment Counsel, LLC	Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Portfolio / Advisor	Investment Objective / Strategy
Janus Aspen Series

Janus Aspen Series Balanced Portfolio – Service Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets. The Portfolio will normally invest at least 25% of its assets in fixed-income senior securities. The portfolio will limit its investment in high-yield/high-risk (also called “junk bonds”) to 35% or less of its net assets.

Janus Aspen Series International Growth Portfolio – Service Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from several different countries, excluding the United States. Although the portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Aspen Series Large Cap Growth Portfolio – Service Shares Advisor — Janus Capital Management LLC	This portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in common stocks of large-sized companies. Large sized companies are those whose market capitalization falls within the range of companies in the Russell 1000 Index at the time of purchase. Within the parameters of its specific investment policies, the portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

Janus Aspen Series Mid Cap Growth Portfolio – Service Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity securities of mid -sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.

Janus Aspen Series INTECH Risk-Managed Core Portfolio – Service Shares Advisor – Janus Capital Management LLC Subadvisor – Enhanced Investment Technologies, LLC	This portfolio seeks long-term growth of capital by investing primarily in common stocks from the universe of its benchmark, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long term growth of capital, utilizing INTECH’s mathematical investment process.

Portfolio / Advisor	Investment Objective / Strategy
Neuberger Berman Advisers Management Trust

Neuberger Berman AMT Fasciano Portfolio — Class S Advisor — Neuberger Berman Management Inc. Sub-Advisor - Neuberger Berman, LLC	The Portfolio seeks long-term capital growth. The Portfolio manager also may consider a company’s potential for current income prior to selecting it for the Portfolio. To pursue this goal, the Portfolio invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the Portfolio first invests in them. The Portfolio may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The Portfolio Manager currently looks for companies with
•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon, and

•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon.

In choosing companies that the Portfolio Manager believes are likely to achieve the Portfolio’s objective, the Portfolio Manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership, and stock valuation. In selecting companies that the Portfolio Manager believes may have greater potential to appreciate in price, the Portfolio Manager will invest the fund in smaller companies that are not closely followed by major Wall Street brokerage houses and large asset management firms.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Portfolio may change its goal without shareholder approval, although it does not currently intend to do so.

Neuberger Berman AMT Guardian Portfolio - Class S Advisor — Neuberger Berman Management Inc. Sub-Advisor — Neuberger Berman, LLC	The Portfolio seeks long-term growth of capital; current income is a secondary goal. To pursue these goals, the Portfolio invests mainly in common stocks of mid- to large-capitalization companies. The Portfolio seeks to reduce risk by investing across many different industries. The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Portfolio may change its goal without shareholder approval, although it does not currently intend to do so.

Portfolio / Advisor	Investment Objective / Strategy
Oppenheimer Variable Account Funds

Oppenheimer Balanced Fund/VA – Service Shares Advisor – OppenheimerFunds, Inc.	The Fund seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Capital Appreciation Fund/VA – Service Shares Advisor – OppenheimerFunds, Inc.	The Fund seeks capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA – Service Shares Advisor – OppenheimerFunds, Inc.	The Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries, and special situations that are considered to have appreciation possibilities.

Oppenheimer Main Street Fund®/VA – Service Shares Advisor – OppenheimerFunds, Inc.	The Fund seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

Oppenheimer Main Street Small Cap Fund/VA – Service Shares Advisor – OppenheimerFunds, Inc.	The Fund seeks capital appreciation.

PIMCO Variable Insurance Trust

PIMCO VIT High Yield Portfolio – Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

PIMCO VIT Real Return Portfolio – Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U. S. and non-U. S. governments, their agencies or government-sponsored enterprises and corporations.

PIMCO VIT Total Return Portfolio – Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its assets in a diversified Portfolio of Fixed Income Instruments of varying maturities. The Fund’s average portfolio duration normally varies within a three- to six-year time frame, based on the Advisor’s forecast for interest rates.

Portfolio / Advisor	Investment Objective / Strategy
Rydex Variable Trust Funds

Rydex Variable Trust Sector Rotation Fund Advisor — Rydex Investments	The Fund seeks long-term capital appreciation. The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks the 67 different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.

Van Kampen-The Universal Institutional Funds, Inc.

Van Kampen UIF Core Plus Fixed Income Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Core Plus Fixed Income Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. The Portfolio may invest opportunistically in non-dollar-denominated securities and high yield securities (commonly referred to as “junk bonds”). The Portfolio may invest over 50% of its assets in mortgage securities.

Van Kampen UIF Mid-Cap Growth Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Mid Cap Growth Portfolio is to seek long-term capital growth by investing primarily in common stocks and toher equity securities. The portfolio invests primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies, including emerging market securities. The Adviser selects issues form a universe of mid cap companies, most with market capitalization of generally less than $35 billion. The Adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return.

Van Kampen UIF U.S. Mid Cap Value Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Mid Cap Value Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in common stocks and equity securities. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Adviser seeks attractively valued companies experiencing a change that is believed could have a positive impact on a company’s outlook, such as a change in management, industry dynamics or operational efficiency.

Van Kampen UIF U.S. Real Estate Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the U.S. Real Estate Portfolio is to seek above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs).

Portfolio / Advisor	Investment Objective / Strategy
Van Kampen UIF Value Portfolio – Class I Adviser — Van Kampen(1)	The investment objective of the Value Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in common stocks and other equity securities. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends; and it may invest, to a limited extent, in foreign equity securities.

(1)	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” serves as the investment advisor to the U.S. Mid Cap Value, Value, Core Plus Fixed Income and U.S. Real Estate Portfolios.

Wilshire Variable Insurance Trust

Wilshire 2010 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2010 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2010 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2010 Moderate Fund operates under a fund of funds structure. The 2010 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2010, plus or minus two to three years. The 2010 Moderate Fund’s initial target allocation will be approximately 59% fixed income and 41% equity, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2010, the 2010 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Wilshire 2015 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2015 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter the 2015, Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2015 Moderate Fund operates under a fund of funds structure. The 2015 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2015, plus or minus two to three years. The 2015 Moderate Fund’s initial target allocation will be approximately 51% equity and 49% fixed income, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2015, the 2015 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Wilshire 2025 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2025 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2025 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2025 Moderate Fund operates under a fund of funds structure. The 2025 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years. The 2025 Moderate Fund’s initial target allocation will be approximately 72% equity and 28% fixed income, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2025, the 2025 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Portfolio / Advisor	Investment Objective / Strategy
Wilshire 2035 Moderate Fund Advisor — Wilshire Associates Incorporated	The 2035 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2035 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2035 Moderate Fund operates under a fund of funds structure. The 2035 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2035, plus or minus two to three years. The 2035 Moderate Fund’s initial target allocation will be approximately 92% equity and 8% fixed income, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2035, the 2035 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

Wilshire 2045 Moderate Fund Advisor—Wilshire Associates Incorporated	The 2045 Moderate Fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the 2045 Moderate Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The 2045 Moderate Fund operates under a fund of funds structure. The 2045 Moderate Fund invests in Underlying Funds according to a moderate asset allocation strategy designed for investors planning to retire in 2045, plus or minus two to three years. The 2045 Moderate Fund’s initial target allocation will be approximately 100% equity, with an increasing allocation to fixed income over time. Within 5 to 10 years after 2045, the 2045 Moderate Fund’s asset allocation should be approximately 80% investment in fixed income securities and the remaining 20% in equity securities.

APPENDIX C: TRANSFER RESTRICTIONS
Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers
Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). An Owner who intends to use an active trading strategy should consult his/her registered representative and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.
The Company discourages (and will take action to deter) short-term trading in the Contracts because the frequent movement between or among Subaccounts may negatively impact other Contract Owners, Annuitants and beneficiaries. Short-term trading can result in:
•	the dilution of Accumulation Unit Values or Portfolio net asset values;
•	Portfolio advisors taking actions that negatively impact performance (keeping a larger portion of the Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To help protect Contract Owners, Annuitants and beneficiaries from the negative impact of these practices, the Company has implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. There is no guarantee the Company will be able to detect harmful trading practices, or, if it is detected, to prevent recurrence.
U.S. Mail Restrictions on Persons Engaged in Harmful Trading Practices
We monitor transfer activity in order to identify those who may be engaged in harmful trading practices and we produce and examine transaction reports. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Date). For example, multiple transfers by a Contract Owner involving 10 underlying Portfolios in one day count as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios (or one underlying Portfolio if the transfer is made to or from the Fixed Account options) will also count as one transfer event. A transfer event would not include a transfer made pursuant to one of the automatic transfer programs such as dollar cost averaging, portfolio rebalancing and interest sweep.
As a result of this monitoring process, we may restrict the method of communication by which transfer requests will be accepted. In general, we will adhere to the following guidelines:

Trading Behavior	Our Response
6 or more transfer	We will mail a letter to the Contract Owner notifying the Contract Owner that:
events in one quarter of a Contract Year	(1)	we have identified the Contract Owner as a person engaging in harmful trading practices; and

	(2)	if the Contract Owner’s transfer events exceed 12 in one Contract Year, we will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by other means such as electronic means or overnight, priority or courier delivery.

More than 12 transfer events in one Contract Year	We will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by any other means.
On each Contract Anniversary, we will start the monitoring anew, so that each Contract starts with zero transfer events the first day of each new Contract Year. See, however, the “Other Restrictions” provision below.

U.S. Mail Restrictions on Managers of Multiple Contracts
Some investment advisors/representatives manage the assets of multiple Contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisors will generally be required by the Company to submit all transfers requests via regular first-class U.S. Mail.
Other Restrictions
The Company reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of the Company’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by the Company to constitute harmful trading practices, may be restricted. The Company will consider the following factors:
•	the dollar amount involved in the transfer event
•	the total assets of the Portfolio involved in the transfer event;
•	the number of transfer events completed in the current Contract year quarter; or
•	whether the transfer event is part of a pattern of transfer events designed to take advantage of short-term market fluctuations or market efficiencies.
In addition, the Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts that the Portfolios determine not to be in the best interest of their shareholders. The Company will apply such rejections, restrictions or refusals by the Portfolios uniformly and without exception.
The restrictions discussed above are designed to prevent harmful trading practices. Despite such transfer restrictions, there is a risk that such harmful trading practices could still occur. If the Company determines its goal of curtailing harmful trading practices is not being fulfilled, we may amend or replace the procedures described above without prior notice. The Company will consider waiving the procedures described above for unanticipated financial emergencies.